EXHIBIT 4.6


THIS NOTES TO BE ISSUED HEREUNDER SHALL BE ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT THE CHIEF FINANCIAL OFFICER OF THE ISSUER, AT 50 West San Fernando Street, San Jose, Ca 95113, WHO WILL PROVIDE YOU WITH ANY REQUIRED INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT.


================================================================================




                       POWER CONTRACT FINANCING III, LLC,
                                     Issuer,


                                       and


                            WILMINGTON TRUST COMPANY,
               Trustee, Accounts Agent, Paying Agent and Registrar


                                   ----------


                                    INDENTURE


                            Dated as of June 2, 2004


                          Senior Secured Notes due 2010




================================================================================

                                TABLE OF CONTENTS

                                                                            Page

       ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.     Definitions...................................................1
SECTION 102.     Compliance Certificates and Opinions..........................2
SECTION 103.     Form of Documents Delivered to Trustee........................3
SECTION 104.     Acts of Holders...............................................4
SECTION 105.     Notices, Etc. to Trustee and Issuer...........................5
SECTION 106.     Notice to Holders: Waiver.....................................5
SECTION 107.     Effect of Headings and Table of Contents......................6
SECTION 108.     Successors and Assigns........................................6
SECTION 109.     Severability Clause...........................................6
SECTION 110.     Benefits of Indenture.........................................6
SECTION 111.     Conflict with Trust Indenture Act.............................6
SECTION 112.     Governing Law; Consent to Jurisdiction and Service of
                 Process.......................................................6
SECTION 113.     Legal Holidays................................................8
SECTION 114.     Non-Recourse..................................................8
SECTION 115.     Execution in Counterparts.....................................8

                  ARTICLE TWO FORM OF NOTES

SECTION 201.     Form of Note..................................................8
SECTION 202.     Restrictive Legends..........................................10

                   ARTICLE THREE THE NOTES

SECTION 301.     Amount13
SECTION 302.     Denominations................................................15
SECTION 303.     Execution, Authentication, Delivery and Dating...............15
SECTION 304.     Temporary Notes..............................................16
SECTION 305.     Registration, Registration of Transfer and Exchange..........17
SECTION 306.     Book Entry Provisions for Global Notes.......................18
SECTION 307.     Special Transfer Provisions..................................19
SECTION 308.     Mutilated, Destroyed, Lost and Stolen Notes..................22
SECTION 309.     Payment on Notes; Rights Preserved...........................23
SECTION 310.     Persons Deemed Owners........................................24
SECTION 311.     Cancellation.................................................24
SECTION 312.     CUSIP and CINS Numbers.......................................24
SECTION 313.     Parity of Notes..............................................24

             ARTICLE FOUR APPLICATION OF PROCEEDS FROM SALE OF NOTES

SECTION 401.     Application of Proceeds from Sale of Notes...................25

                    ARTICLE FIVE ACCOUNTS

SECTION 501.     Establishment of Accounts....................................25
SECTION 502.     Collections Account..........................................26
SECTION 503.     Redemption Account and Working Capital Account...............27
SECTION 504.     Statements; Investment of Funds..............................28

                ARTICLE SIX SATISFACTION AND DISCHARGE

SECTION 601.     Satisfaction and Discharge of Indenture......................29
SECTION 602.     Application of Trust Money...................................30

             ARTICLE SEVEN EVENTS OF DEFAULT AND REMEDIES

SECTION 701.     Events of Default............................................30
SECTION 702.     Acceleration of Maturity: Rescission and Annulment...........32
SECTION 703.     Remedies upon an Event of Default............................32
SECTION 704.     Certain Sales of Collateral..................................33
SECTION 705.     No Marshaling................................................33
SECTION 706.     Trustee May Recover Unpaid Indebtedness After Sale of
                 Collateral...................................................34
SECTION 707.     Recovery of Judgment Does Not Affect Rights..................34
SECTION 708.     Collection of Indebtedness and Suits for Enforcement by
                 Trustee......................................................34
SECTION 709.     Trustee May File Proofs of Claim.............................35
SECTION 710.     Trustee May Enforce Claims Without Possession of Notes.......36
SECTION 711.     Application of Money Collected...............................36
SECTION 712.     Limitation on Suits..........................................36
SECTION 713.     Unconditional Right of Holders to Receive Principal and
                 Additional Interest..........................................37
SECTION 714.     Restoration of Rights and Remedies...........................37
SECTION 715.     Rights and Remedies Cumulative...............................37
SECTION 716.     Delay or Omission Not Waiver.................................38
SECTION 717.     Control by Holders...........................................38
SECTION 718.     Waiver of Past Defaults......................................38
SECTION 719.     Waiver of Force Majeure and Stay or Extension Laws...........39
SECTION 720.     Trustee to Give Notice of Default, but May Withhold in
                 Certain Circumstances........................................39
SECTION 721.     Undertaking for Costs........................................39

                  ARTICLE EIGHT THE TRUSTEE

SECTION 801.     Duties and Responsibilities of the Trustee; During Default;
                 Prior to Default.............................................40
SECTION 802.     Certain Rights of Trustee....................................41
SECTION 803.     Trustee Not Responsible for Recitals or Issuance of Notes....42

SECTION 804.     May Hold Notes...............................................43
SECTION 805.     Money Held In Trust..........................................43
SECTION 806.     Compensation and Indemnification of Trustee, Accounts
                 Agent, Paying Agent and Registrar and Its Prior Claim........43
SECTION 807.     Right of Trustee to Rely on Officer's Certificate, Etc.......44
SECTION 808.     Corporate Trustee Required; Eligibility......................44
SECTION 809.     Qualification of Trustee; Conflicting Interests..............45
SECTION 810.     Resignation and Removal; Appointment of Successor Trustee....45
SECTION 811.     Acceptance of Appointment by Successor.......................46
SECTION 812.     Merger Conversion, Consolidation or Succession to Business...47
SECTION 813.     Preferential Collection of Claims Against Issuer.............47
SECTION 814.     No Liability for Clean-up of Hazardous Materials.............48
SECTION 815.     Accounts Agent Registrar and Paving Agent....................48
SECTION 816.     Filing Fees..................................................48
SECTION 817.     Fee Agreement................................................48

          ARTICLE NINE HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

SECTION 901.     Holder Lists.................................................48
SECTION 902.     Disclosure of Names and Addresses of Holders.................49
SECTION 903.     Reports by Trustee...........................................49
SECTION 904.     Reports by Issuer............................................49

   ARTICLE TEN SUPPLEMENTS AND AMENDMENTS TO INDENTURE AND SECURITY DOCUMENTS

SECTION 1001.    Without Vote of Holders......................................50
SECTION 1002.    With Consent of Holders......................................51
SECTION 1003.    Execution of Supplemental Indentures.........................52
SECTION 1004.    Effect of Supplemental Indentures............................52
SECTION 1005.    Conformity with Trust Indenture Act..........................52
SECTION 1006.    Reference in Notes to Supplemental Indentures................52
SECTION 1007.    Notice of Supplemental Indentures............................53

                      ARTICLE ELEVEN AFFIRMATIVE COVENANTS

SECTION 1101.    Distributions................................................53
SECTION 1102.    Performance of Obligations...................................53
SECTION 1103.    Compliance with the PCF Indenture............................53
SECTION 1104.    Preservation of Rights.......................................53
SECTION 1105.    Liens .......................................................53
SECTION 1106.    Payment of Principal and Interest............................54
SECTION 1107.    Maintenance of Office or Agency..............................54
SECTION 1108.    Maintenance of Existence, Properties.........................54
SECTION 1109.    Permits......................................................54

SECTION 1110.    Payments of Taxes and Other Claims...........................55
SECTION 1111.    Notice of Certain Events.....................................55
SECTION 1112.    Compliance with Laws and Other Agreements....................56
SECTION 1113.    Maintenance of Books and Records.............................56
SECTION 1114.    Rule 144A Information for the Holders........................56
SECTION 1115.    Further Assurances...........................................57
SECTION 1116.    Return of Monies Held by Trustee.............................57

                        ARTICLE TWELVE NEGATIVE COVENANTS

SECTION 1201.    Liens .......................................................57
SECTION 1202.    Indebtedness.................................................57
SECTION 1203.    Transactions with Affiliates.................................58
SECTION 1204.    Investments, Loans and Advances..............................58
SECTION 1205.    Material Agreements and Financing Documents;
                 Additional Contracts.........................................58
SECTION 1206.    Account......................................................58
SECTION 1207.    Fundamental Change...........................................58
SECTION 1208.    Restricted Payments..........................................59
SECTION 1209.    Compliance with ERISA........................................59
SECTION 1210.    Margin Stock.................................................59
SECTION 1211.    Purchasing Notes.............................................59

                      ARTICLE THIRTEEN REDEMPTION OF NOTES

SECTION 1301.    Applicability of Article.....................................59
SECTION 1302.    Mandatory Redemption; Notice to Trustee......................59
SECTION 1303.    Notice of Redemption.........................................60
SECTION 1304.    Notes Payable on Redemption Date.............................60

               ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.    Issuer's Option to Effect Defeasance or Covenant
                 Defeasance...................................................61
SECTION 1402.    Defeasance and Discharge.....................................61
SECTION 1403.    Covenant Defeasance..........................................61
SECTION 1404.    Conditions to Defeasance or Covenant Defeasance..............62
SECTION 1405.    Deposited Money to Be Held in Trust; Other Miscellaneous
                 Provisions...................................................63
SECTION 1406.    Reinstatement................................................63

                  ARTICLE FIFTEEN MEETINGS OF HOLDERS OF NOTES

SECTION 1501.    Purposes for Which Holders' Meetings May Be Called...........64
SECTION 1502.    Call of Meetings by Trustee..................................64
SECTION 1503.    Issuer and Holders May Call Meeting..........................64
SECTION 1504.    Persons Entitled to Vote at Meeting..........................64

SECTION 1505.    Determination of Voting Rights: Conduct and Adjournment
                 of Meeting...................................................65
SECTION 1506.    Counting Votes and Recording Action of Meeting...............65

                  ARTICLE SIXTEEN COVENANTS OF HOLDERS OF NOTES

SECTION 1601.    Treatment of Notes as Indebtedness for Tax Purposes..........66

EXHIBIT A              Definitions

EXHIBIT B              Form of Face of Note Power  Contract  Financing  III, LLC
                       Senior Secured Note Due 2010

EXHIBIT C              Form of Certificate  to Be Delivered upon  Termination of
                       Distribution Compliance Period on or after July 13, 2004

EXHIBIT D              Form of  Certificate  to Be Delivered in Connection  with
                       Transfers to Non-QIB Institutional Accredited Investors

EXHIBIT E              Form of  Certificate  to Be Delivered in Connection  with
                       Transfers Pursuant to Regulation S

EXHIBIT F              Form of Issuer Order and Officer's  Certificate  of Power
                       Contract Financing III, LLC

--------------------------------------------------------------------------------

                        POWER CONTRACT FINANCING III, LLC

               Reconciliation and tie between Trust Indenture Act
                 of 1939 and Indenture, dated as of June 2, 2004

Trust Indenture Act Section                                  Indenture Section
Section 310   (a)(1)       .............................     808
              (a)(2)       .............................     808
              (b)          .............................     808, 809, 810
Section 311   (a)          .............................     813
              (b)          .............................     813
Section 312   (a)          .............................     901
              (b)          .............................     902
              (c)          .............................     902
Section 313   (a)          .............................     903
              (b)          .............................     903
              (c)          .............................     720, 903
              (d)          .............................     903
Section 314   (a)          .............................     904, 1106
              (b)          .............................     1111
              (c)(1)       .............................     102
              (c)(2)       .............................     102
              (d)          .............................     1111
              (e)          .............................     102
Section 315   (a)          .............................     801
              (b)          .............................     720
              (c)          .............................     801
              (d)          .............................     801
              (e)          .............................     721
Section 316   (a)          (last sentence)..............     101 ("Outstanding")
              (a)(1)(A)    .............................     717
              (a)(1)(B)    .............................     718
              (b)          .............................     713
              (c)          .............................     104
Section 317   (a)(1)       .............................     708, 709
              (a)(2)       .............................     709
              (b)          .............................     1115
Section 318   (a)          .............................     111
              (c)          .............................     111

------------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed part of the Indenture

              This INDENTURE, dated as of June 2, 2004 (this "Indenture"), is made by and between Power Contract Financing III, LLC, a limited liability company organized and existing under the laws of the State of Delaware, having its principal executive offices at 50 West San Fernando Street, San Jose, California 95113 (the "Issuer"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "Trustee").

                                    RECITALS

              WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the creation and issuance on the Closing Date, of Senior Secured Notes due February 5, 2010 in the aggregate principal amount at maturity of $84,997,000 (the "Notes");

              WHEREAS, all necessary actions to ensure that this Indenture is a valid indenture and agreement according to its terms have been taken;

              WHEREAS, as security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign and pledge the Collateral (as defined below) as collateral to the Trustee for the benefit of the Trustee and the Holders (as defined below); and

              WHEREAS, the Trustee has agreed to act as trustee, accounts agent, paying agent and registrar under this Indenture on the following terms and conditions.

              NOW, THEREFORE, for and in consideration of the premises herein contained and the purchase of the Notes by the Holders, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

              SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (a) capitalized terms used herein shall have the respective meanings assigned to them in Exhibit A;

              (b) the terms defined in Exhibit A include the plural as well as the singular;

              (c) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (d) the words "herein," "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

              (e) except as otherwise expressly provided herein, (i) all accounting terms used herein shall be interpreted, (ii) all financial statements and all certificates and reports as to financial matters required to be delivered to the Trustee hereunder shall be prepared and (iii) all calculations made for the purposes of determining compliance with this Indenture shall (except as otherwise expressly provided herein) be made in accordance with, or by application of, GAAP applied on a basis consistent with that used in the preparation of the latest corresponding financial statements furnished hereunder to the Trustee;

              (f) all references in this Indenture to "Articles," "Sections," "Exhibits" and other subdivisions of this Indenture are to the designated articles, sections and other subdivisions of, and the exhibits to, this Indenture;

              (g) unless otherwise expressly specified or the context otherwise requires, all references in this Indenture or any Exhibit to any agreement, contract or document (including this Indenture) shall include reference to all exhibits to such agreement, contract or document;

              (h) unless otherwise expressly specified or the context otherwise requires, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof;

              (i) unless otherwise expressly specified or the context otherwise requires, pronouns having a masculine or feminine gender shall be deemed to include the other;

              (j) any reference to any Person shall include its permitted successors and assigns in accordance with the terms of this Indenture and the other Financing Documents and, in the case of any Governmental Agency, any Person succeeding to its functions and capacities; and

              (k) the term "including" denotes an example and not a limitation.

              SECTION 102. Compliance Certificates and Opinions. (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

              (b) Every Officer's Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include: (i) a statement that each individual signing such Officer's Certificate or Opinion of Counsel has read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officer's Certificate or Opinion of Counsel are based; (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; (iv) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with; and (v) a statement that, in the opinion of each such individual, such Officer's Certificate or Opinion of Counsel complies with the provisions of this Section 102 and that the Trustee may rely on such Officer's Certificate or Opinion of Counsel.

              (c) Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel or representations by counsel (which shall also be addressed to the Trustee and the Holders), unless such officer knows that the certificate or Opinion of Counsel or representations with respect to the matters upon which his certificate, statement or Opinion of Counsel will be based are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

              (d) Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of an Accountant in the employ of the Issuer (which shall be additionally addressed to the Trustee and the Holders), unless such officer or counsel, as the case may be, knows that the certificate or opinion with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

              (e) Any certificate or opinion of any Independent Accountant filed with the Trustee shall contain a statement that such Accountant is Independent.

              SECTION 103. Form of Documents Delivered to Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              (b) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              SECTION 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by the Holders in person or by their respective agents or proxies duly appointed in writing, (ii) the record of Holders voting in favor thereof, either in person or by their respective agents or proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fifteen, or (iii) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is expressly required hereby, to the Issuer. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 104. The record of any meeting of Holders shall be proved in the manner provided in Section 1506.

              (b) The affidavit of a witness of such execution sworn to before a notary public or other officer authorized by law to take acknowledgments of deeds or administer oaths, or by a certificate of such notary or other officer, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof shall be conclusive evidence of the fact and date of execution by any Person of any such instrument or writing. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

              (c) Entries in the Security Register shall be conclusive evidence of the principal amount and serial numbers of Notes held by any Person, and the date of holding the same, and the Trustee shall not be affected by notice to the contrary.

              (d) If the Issuer shall solicit from the Holders of the Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, by or pursuant to a Management Committee's Consent, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), such record date shall be the record date specified in or pursuant to such Management Committee's Consent, which shall be a date not earlier than the date thirty (30) days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed unless otherwise specified herein. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven (11) months after the record date.

              (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

              SECTION 105. Notices, Etc. to Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

              (a) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

              (b) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

              SECTION 106. Notice to Holders: Waiver. (a) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by overnight courier or facsimile, to each Holder, at its address or facsimile number (as applicable) as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice and the manner of its giving may be waived in writing by the Person entitled to receive such notice, either before or after the event and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail or fax (as applicable), neither the failure to mail or fax such notice, nor any defect in any notice so mailed or faxed (as the case may be), to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed or faxed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder actually receives notice.

              (b) In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail or deliver notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

              SECTION 107. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

              SECTION 108. Successors and Assigns. All covenants, stipulations, promises and agreements in this Indenture by or on behalf of each of the Trustee and the Issuer shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

              SECTION 109. Severability Clause. In case any provision in this Indenture or in any Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              SECTION 110. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Accounts Agent, any Paying Agent, any Registrar, and their successors and permitted assigns hereunder, and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

              SECTION 111. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act Sections 310 to 318, inclusive, or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, such duties or provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded by its terms, such provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

              SECTION 112. Governing Law; Consent to Jurisdiction and Service of Process. (a) This Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law.

              (b) The Issuer consents to the non-exclusive jurisdiction of any court of the State of New York or any United States federal court sitting in New York County, New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action, or proceeding that may be brought in connection with this Indenture, the Financing Documents or the Notes. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Indenture, the Financing Documents or the Notes in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Issuer agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuer and may be enforced in any court to the jurisdiction of which the Issuer is subject by a suit upon such judgment.

The Issuer agrees that service of all writs, process, and summonses in any suit, action, or proceeding brought in connection with this Indenture, the Financing Documents or the Notes against the Issuer, or with respect to its property and assets, in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City may be made upon Lord Securities Corporation at 48 Wall Street - 27th Floor, New York, NY 10005,
Attention: Power Contract Financing III, LLC Program Manager, whom the Issuer appoints as its authorized agent for service of process. The Issuer represents and warrants that Lord Securities Corporation has agreed to act as the Issuer's agent for service of process. The Issuer agrees that such appointment shall be irrevocable for the term of the Administrative Services Agreement or until the irrevocable appointment by the Issuer of a successor in New York City as its authorized agent for such purpose and the acceptance (on terms reasonably satisfactory to the Trustee) of such appointment by such successor. The Issuer further agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. If Lord Securities Corporation shall cease to act as the Issuer's agent for service of process, the Issuer shall appoint without delay another such agent and provide prompt written notice to the Trustee of such appointment. With respect to any such action in any court of the State of New York or any United States federal court in the Borough of Manhattan, New York City, service of process upon Lord Securities Corporation, as the authorized agent of the Issuer for service of process, and written notice of such service to the Issuer, shall be deemed in every respect effective service of process upon the Issuer. Without prejudice to the foregoing, the Issuer hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Issuer at the address of its principal office specified the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

              (c) Nothing in this Section 112 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

              SECTION 113. Legal Holidays. If any Payment Date, Redemption Date or the Maturity Date, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Note) payment of Additional Interest, interest on accrued and unpaid Additional Interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment Date, Redemption Date, or Maturity Date; provided, that no interest shall accrue on the amount then due for the period from and after such Payment Date, Redemption Date, or Maturity Date, as the case may be, to the date of such payment.

              SECTION 114. Non-Recourse. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or any Security Document, or because of any indebtedness evidenced thereby, shall be had against any incorporator, past, present or future, member, manager, officer or director, as such, of the Issuer or the Issuer's members, or of any successor, either directly or through the Issuer or the Issuer's members, as the case may be, or any successor, under any rule of law, statute, or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders and as part of the consideration for the issuance of the Notes. Nothing contained in this Section 114 shall, however, limit the liability of any Person for any fraud, gross negligence or willful misconduct on their part. The obligations to pay the principal of and all accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes are solely the Issuer's obligations and any recourse against the Issuer for failure to satisfy its obligations under the Notes is limited to the Collateral.

              SECTION 115. Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO
                                  FORM OF NOTES

              SECTION 201. Form of Note. (a) The Notes and the accompanying Trustee's certificate of authentication shall be substantially in the form annexed hereto as Exhibit B. The Notes may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have letters, notations or other marks of identification and such notations, legends or endorsements required by law, the rules of any stock exchange, agreements to which the Issuer is subject or usage. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The Issuer shall approve the form of the Notes and any notation, legend or endorsement on the Notes. Each Note shall be dated the date of its authentication.

              (b) The definitive Notes shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner permitted by the rules under any applicable securities laws, all as determined by the officers of the Issuer executing such Notes, as evidenced by their execution of such Notes.

              (c) The terms and provisions contained in the form of the Notes annexed hereto as Exhibit B shall constitute, and are hereby expressly made, a part of this Indenture; provided, that to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling. To the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, and the Holders and beneficial owners of the Notes by their acceptance of the Notes expressly agree to such terms and provisions and to be bound thereby.

              (d) Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Exhibit B, (each, a "Rule 144A Global Note"), deposited with the Trustee as custodian for DTC and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

              (e) Notes offered and sold in offshore transactions in reliance on
Regulation S shall be initially issued in the form of one or more temporary global Notes in registered form, substantially in the form set forth in Exhibit B (each, a "Temporary Regulation S Global Note"), deposited with the Trustee as custodian for DTC and registered in the name of a nominee of DTC for the accounts of Euroclear Bank, S.A./N.V., as operator of Euroclear and Clearstream Luxembourg, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Each Temporary Regulation S Global Note will be exchangeable for one or more permanent global Notes (each, a "Permanent Regulation S Global Note"; and together with the Temporary Regulation S Global Notes, the "Regulation S Global Notes") after the fortieth (40th) day following the Closing Date, upon certification (substantially in the form of Exhibit C) that the beneficial interests in such global Note are owned by either Non-U.S. Persons or U.S. Persons who purchased such interests pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The aggregate principal amount of each Regulation S Global Note may from time to time be increased or decreased by adjustments made in the records of the Trustee, as custodian for DTC or its nominee, as herein provided.

              (f) Notes offered and sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who are not QIBs (excluding Non-U.S. Persons) shall initially be issued in the form of permanent certificated Notes in registered form in substantially the form of Exhibit B ("U.S. Physical Notes"). Notes issued pursuant to Section 306 in exchange for or upon transfer of interests in a Rule 144A Global Note or a

Regulation S Global Note shall be in the form of U.S. Physical Notes and permanent certificated Notes in registered form substantially in the form set forth in Exhibit B (the "Regulation S Physical Note"), respectively.

              (g) The U.S. Physical Notes and the Regulation S Physical Notes are sometimes collectively herein referred to as the "Physical Notes." The Regulation S Global Notes and the Rule 144A Global Notes are sometimes collectively referred to as the "Global Notes."

              SECTION 202. Restrictive Legends. (a) Unless and until a Note is sold under an effective Registration Statement, (i) each Rule 144A Global Note and each U.S. Physical Note shall bear the legend set forth below (the "Private Placement Legend") on the face thereof, except as otherwise provided in Section 307(e), and (ii), and each Regulation S Global Note and each Regulation S Physical Note shall bear the legend set forth below on the face thereof until at least June 2, 2006, and receipt by the Issuer and the Trustee of a certificate substantially in the form of Exhibit C:

               THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

               THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT ANY OFFER, SALE OR OTHER TRANSFER OF SUCH
               SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE "RESALE RESTRICTION TERMINATION
               DATE"), SHALL ONLY BE MADE: (A) TO THE ISSUER OR ANY SUBSIDIARY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION

               STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
               INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR FOR OFFER OR RESALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT, PRIOR TO ANY SUCH OFFER, RESALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) OR (F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND FURTHER SUBJECT, IN EACH OF THE FOREGOING CASES, EXCEPT (D), TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND
               (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS

               SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

              (b) Each Global Note shall also bear the following legend on the face thereof

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS  OF THIS  GLOBAL  NOTE  SHALL BE  LIMITED  TO
               TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE. THE HOLDER OF THIS GLOBAL NOTE REPRESENTS THAT (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") (AN "ERISA PLAN") OR OTHER PLAN, AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR A GOVERNMENTAL PLAN THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (ii) THE PURCHASE

               AND HOLDING BY IT OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
               SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

                                 ARTICLE THREE
                                    THE NOTES

              SECTION 301. Amount. (a) The Notes to be issued under this Indenture are hereby created. The maximum Principal Amount at ------ Maturity of Notes that may be authenticated and delivered under this Indenture on the Closing Date is $84,997,000.

              (b) The Notes shall be known and designated as the "Senior Secured Notes due 2010" of the Issuer. The Principal Amount at Maturity and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) shall be payable in full in cash on the Maturity Date of the Notes, which shall be February 5, 2010. Prior to the Maturity Date, the aggregate principal amount of the Notes will be deemed to be equal to the aggregate accreted value of the Notes as set forth in the table below (the "Accreted Value"):

              For the period
              --------------
                                                          Aggregate Accreted
              Commencing on:        Through:              Value of the Notes:
              ----------------      ---------------       -------------------
              Date of offering      August 5, 2004            $63,976,859
              August 6, 2004        February 5, 2005          $65,271,638
              February 6, 2005      August 5, 2005            $66,894,693
              August 6, 2005        February 5, 2006          $68,291,596
              February 6, 2006      August 5, 2006            $70,020,349
              August 6, 2006        February 5, 2007          $71,526,650
              February 6, 2007      August 5, 2007            $73,740,666
              August 6, 2007        February 5, 2008          $75,755,380
              February 6, 2008      August 5, 2008            $78,114,324
              August 6, 2008        February 5, 2009          $80,282,117
              February 6, 2009      August 5, 2009            $82,669,289
              August 6, 2009        February 5, 2010          $84,997,000


              All principal of the Notes that is not paid when due (whether on the Maturity Date or following any redemption or acceleration of the Notes) will bear interest (to the extent lawful) at a rate of 11% per annum, computed on the basis of a 360-day year of twelve 30-day months.

              (c) Interest payments on the Notes ("Additional Interest") will be payable on each of the dates set forth below (each, a "Payment Date") in an amount equal to the amount set forth opposite the applicable Payment Date:

                                                   Additional Interest
              Payment Date                         Payable Amount
              ----------------                     --------------
              August 5, 2004   ..............         $929,064
              February 5, 2005 ..............         $944,411
              August 5, 2005   ..............         $661,453
              February 5, 2006 ..............         $944,411
              August 5, 2006   ..............         $661,453
              February 5, 2007 ..............         $944,411
              August  5, 2007  ..............         $289,417
              February 5, 2008 ..............         $566,209
              August 5, 2008   ..............         $292,494
              February 5, 2009 ..............         $566,209
              August 5, 2009   ..............         $422,702
              February 5, 2010 ..............         $565,714

              Additional Interest will be paid in cash to the extent sufficient funds are available in the Collections Account on such Payment Date to make such Additional Interest payment. Any Additional Interest that is not paid in cash on the applicable Payment Date will be added to the Additional Interest payable on the next Payment Date. Such past due amounts will be payable (to the extent sufficient funds are available in the Collections Account to make such payments) prior to amounts then scheduled to be paid. All accrued Additional Interest that is not paid when due (whether on the applicable Payment Date or following any redemption or acceleration of the Notes) will bear interest (to the extent lawful) at a rate of 11% per annum, computed on the basis of a 360-day year of twelve 30-day months. On any date that Additional Interest is due and payable on a day other than a Payment Date, the accrued and unpaid Additional Interest due with respect to the period immediately preceding such date shall be prorated based on the number of days elapsed from the last Payment Date to such date divided by the number of days in the period from the last Payment Date through and including the next Payment Date, based upon a 360-day year of twelve 30-day months.

              (d) The principal of and Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes shall be payable, and the Notes shall be exchangeable and transferable, at the office or agency of the Issuer in New York County, New York, maintained for such purposes in accordance with Section 309.

              (e) The Notes shall be redeemable as provided in Article Thirteen.

              (f) This Indenture shall, to the extent applicable, incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

              SECTION 302. Denominations. The Notes shall be issuable only in registered form without coupons and initially only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof; provided, that initial purchases of the Notes by purchasers who are institutional "accredited investors" who are not QIBs shall be in minimum amounts of $250,000; and provided, further that after initial issuance, Notes may be issued upon exchange or transfer in such amounts as may be necessary to evidence the entire unpaid principal amount of any Note surrendered or exchanged.

              SECTION 303. Execution, Authentication, Delivery and Dating. (a) The Notes shall be executed on behalf of the Issuer by its President or a Vice President and attested by a Vice President, its Secretary or an Assistant Secretary. The signature of any of these officers on the Notes may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Notes.

              (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

              (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Notes, directing the Trustee to authenticate the Notes; and the Trustee, in accordance with such Issuer Order, shall authenticate and deliver such Notes as in this Indenture provided and not otherwise. Each such Issuer Order shall specify the amount of Notes to be authenticated, the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes or Unrestricted Notes and whether the Notes are to be issued as Physical Notes or Global Notes or such other information as the Trustee may reasonably request. The Trustee shall receive, as part of any such Issuer Order, an Officer's Certificate certifying that all conditions precedent to the issuance of Notes contained herein have been fully complied with. Any Issuer Order and Officer's Certificate delivered by the Issuer to the Trustee pursuant to this Section 303(c) shall be substantially in the form annexed hereto as Exhibit F. The Trustee may also request an Opinion of Counsel of the Issuer in connection with such authentication of Notes. Upon receipt of any such Issuer Order, the Trustee shall, in accordance with such Issuer Order, authenticate the Notes in the aggregate principal amount at maturity of $84,997,000. The aggregate principal amount of Notes outstanding at any time may not exceed $84,997,000.

              (d) Each Note shall be dated the date of its authentication.

              (e) The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Issuer to authenticate Notes. Unless limited by terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Any authenticating agent has the same rights as an agent to deal with the Issuer or an Affiliate of the Issuer.

              (f) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in Exhibit B, as applicable duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

              (g) In case the Issuer shall have executed an indenture supplemental hereto with the Trustee pursuant to Section 1001(a), any of the Notes authenticated or delivered prior to the assumption of the Issuer's obligations by any successor Person, may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance and of like tenor as the Notes surrendered for such exchange and of like principal amount, and the Trustee, upon Issuer Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

              SECTION 304. Temporary Notes. (a) Pending the preparation of definitive Notes, the Issuer may execute, and upon an Issuer Order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

              (b)  If  temporary  Notes  are  issued,   the  Issuer  will  cause
definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer designated for such purpose pursuant to Section 1102, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

              SECTION 305. Registration,  Registration of Transfer and Exchange.
(a) The Issuer shall cause to be kept at the Corporate Trust Office of the Registrar a register which, subject to such reasonable regulations as the Issuer may prescribe, shall provide for the registration of Notes and for the registration of transfers and exchanges of Notes, and the Trustee is hereby appointed "Registrar" for the purposes of registering Notes and transfers and exchanges of Notes as herein provided. This register shall be sometimes referred to herein as the "Security Register," and shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee.

              (b) The Notes shall be  transferable  only upon the surrender of a
Note to the Issuer for  registration  of transfer.  Subject to the provisions of
Section 307, upon surrender for registration of transfer of any Note at the office or agency of the Issuer designated pursuant to Section 1102, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations of a like aggregate principal amount.

              (c) At the option of the Holder thereof, Notes may be exchanged for other Notes to be registered in the name of such Holder, of authorized denominations and of like tenor, maturity and aggregate principal amount, upon surrender of the Notes to be exchanged at any office or agency maintained for such purpose. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive.

              (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

              (e) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar, duly executed by the Holder thereof or his or her attorney duly authorized in writing.

              (f) No service charge shall be made for any registration of transfer or exchange or redemption of Notes; provided, that the Issuer may require payment in certain circumstances of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to
Section 304, 1006 or 1307 not involving any transfer.

              (g) The Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the selection of Notes to be redeemed under Section 1303 and ending at the close of business on the day of such mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

              SECTION 306. Book Entry Provisions for Global Notes. (a) Each Global Note initially shall (i) be registered in the name of Cede & Co., as nominee of DTC (such nominee being referred to herein as the "Global Note Holder"), (ii) be deposited with, or on behalf of, DTC or with the Trustee, as custodian for DTC and (iii) bear legends as set forth in Section 202.

              (b) Members of, or participants in, DTC (collectively, the "Participants" or the "DTC Participants") shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC, or the Trustee as its custodian, or under any Global Note, and DTC may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

              (c) Transfers of any Global Note shall be limited to transfers of such Global Note in whole, but not in part, to DTC, its successors or their respective nominees. Interests of beneficial owners in a Global Note may be transferred in accordance with the applicable rules and procedures of DTC and the provisions of Section 307. In addition, U.S. Physical Notes or Regulation S Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the Rule 144A Global Notes or Regulation S Global Notes, respectively, if (i) the Issuer notifies the Trustee in writing that DTC is unwilling or unable to continue as depository for the Global Notes or DTC ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depository is not appointed by the Issuer within ninety (90) days or
(ii) the Issuer, at its option, notifies the Trustee in writing that it elects to have the Physical Notes so issued.

              (d) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

              (e) In connection with the transfer of an entire Rule 144A Global Note or Regulation S Global Note to beneficial owners pursuant to paragraph (c) of this Section 306, the Rule 144A Global Note or Regulation S Global Note, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in the Rule 144A Global Note or Regulation S Global Note, as the case may be, an equal aggregate principal amount of Physical Notes of authorized denominations.

              (f) Any U.S. Physical Note delivered in exchange for an interest in the Rule 144A Global Note pursuant to subsection (c) of this Section 306 shall, unless such exchange is made on or after the Resale Restriction Termination Date for such Note, bear the Private Placement Legend.

              (g) The registered Global Note Holder may grant proxies and otherwise authorize any person, including DTC's Participants and persons that may hold interests through DTC's Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

              (h) Any beneficial owner of interests in a Global Note may receive Physical Notes (which shall bear the Private Placement Legend if required by Section 202) in accordance with the procedures of DTC. In connection with the execution, authentication and delivery of such Physical Notes in exchange for beneficial interests in a Global Note pursuant to this paragraph (h) or paragraph (c) above, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the applicable Global Note in an amount equal to the principal amount of the beneficial interest in such Global Note to be transferred, and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, one or more Physical Notes of like tenor and having an equal aggregate principal amount.

              SECTION 307. Special Transfer Provisions. Unless and until a Note is sold under an effective Registration Statement, the following provisions shall apply:

              (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Note to any institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) which is not a QIB (excluding Non-U.S. Persons):

                  (i) The Registrar shall register the transfer of any Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is on or after the Resale Restriction Termination Date or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit D.

                  (ii) If the proposed transferor is a DTC Participant holding a beneficial interest in the Rule 144A Global Note, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) above and
     (y) instructions given in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global
     Note in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred, and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

              (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a U.S. Physical Note or an interest in the Rule 144A Global Note to a QIB (excluding Non-U.S. Persons):

                  (i) If  the  Note  to be  transferred  consists  of (x) a U.S.
     Physical Note, the Registrar shall register the transfer and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Issuer and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or
     (y) an interest in a Rule 144A Global Note, the transfer of such interest may be effected only through the book-entry system maintained by DTC.

                  (ii) If the proposed transferee is a DTC Participant, and the Notes to be transferred consist of U.S. Physical Notes, upon receipt by the Registrar of instructions given in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule
     144A Global Note in an amount equal to the principal amount of the U.S. Physical Notes to be transferred, and the Trustee shall cancel the U.S. Physical Notes so transferred.

              (c) Transfers of Interests in the Regulation S Global Note or Regulation S Physical Notes to U.S. Persons. The following provisions shall apply with respect to any transfer of interests in the Regulation S Global Note or Regulation S Physical Notes to U.S. Persons:

                  (i) prior to the removal of the Private Placement Legend for the Regulation S Global Notes or the Regulation S Physical Notes pursuant to Section 202, the Registrar shall refuse to register such transfer; and

                  (ii) after such removal pursuant to Section 202, the Registrar shall register the transfer of any such Note without requiring any additional certification.

              (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Note to a Non-U.S.
Person:

                  (i) Prior to July 13, 2004, the Registrar shall register any proposed transfer of a Note to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit E from the proposed transferor and the Issuer shall execute, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver, one or more Temporary Regulation S Global Notes of like tenor and amount.

                  (ii) On and after July 13, 2004, the Registrar shall register any proposed transfer to any Non-U.S. Person (x) if the Note to be transferred is a Regulation S Physical Note, (y) if the Note to be transferred is a U.S. Physical Note or an interest in the Rule 144A Global Note, upon receipt of a certificate substantially in the form of Exhibit E from the proposed transferor and, (z) in the case of either clause (x) or
     (y), the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

                  (iii) If the proposed transferor is a DTC Participant holding a beneficial interest in the Rule 144A Global Note, upon receipt by the Registrar of (x) the document, if any, required by paragraph (i) and (y) instructions in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Note in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, one or more Regulation S Global Notes or Physical Notes of like tenor and amount.

              (e) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend unless the Issuer has reasonable cause to believe that a Note is a Restricted Security and delivers to the Trustee an Issuer Order, in which case the Trustee shall authenticate and deliver a new Note bearing a Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(i)(x) of this
Section 307 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuer and the Registrar to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

              (f) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture and such Note.

              (g) Retention of Records. The Registrar shall retain until such time as no Notes remain Outstanding copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

              (h) No Duty to Monitor. Neither the Trustee nor the Registrar shall have an obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

              SECTION 308. Mutilated, Destroyed, Lost and Stolen Notes. (a) If any mutilated Note is surrendered to the Trustee or the Registrar, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order and such security or indemnity as may be required by the Trustee, Registrar and the Issuer to save each of them and any agent of theirs harmless, shall authenticate and deliver, in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously Outstanding, or, in case any such mutilated Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

              (b) If there shall be  delivered  to the Issuer and to the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously Outstanding, or, in case any such destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

              (c) Upon the issuance of any new Note under this Section 308, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

              (d) Every new Note issued pursuant to this Section 308 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes, duly issued hereunder.

              (e) The provisions of this Section 308 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

              SECTION 309. Payment on Notes; Rights Preserved. (a) Principal of the Notes that is payable will be paid to the Person in whose name such Note is registered at the close of business on the Maturity Date, the Redemption Date or the date of acceleration (as provided in Section 702), as applicable, upon presentation and surrender of such Note at the office or agency of the Issuer in New York County, New York, maintained for such purpose or such other place as may be designated for such purpose pursuant to this Indenture, provided, that, upon written request from any Holder of Outstanding Notes in the aggregate principal amount of $1,000,000, payments of principal of such Notes shall be made by wire transfer to such Holder.

              (b) Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes which is payable, and that is paid or duly provided for, on any Payment Date, Redemption Date or date of acceleration (as provided in Section 702) will be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date applicable to such Payment Date, Redemption Date or date of acceleration at the office or agency of the Issuer in New York County, New York, maintained for such purposes pursuant to Section 1107 or, at the option of the Issuer, may be paid by check mailed to the address of the Person entitled thereto pursuant to Section 310 as such address appears in the Security Register; provided, that (i) upon written request from any Holder of Outstanding Notes in the aggregate principal amount of $1,000,000, all payments with respect to the Global Notes and Physical Notes the Holders of which have given wire transfer instructions to the Trustee by the Regular Record Date shall be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof; and (ii) the final payment of Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to each Note shall only be made upon presentation and surrender of such Note at the office or agency of the Issuer in New York County, New York, maintained for such purposes pursuant to Section 1107 or such other place as may be designated pursuant to this Indenture.

              (c) Subject to the foregoing provisions of this Section 309, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

              SECTION 310. Persons Deemed Owners. (a) Prior to the due presentment of a Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such
Note is registered as the owner of such Note for the purpose of receiving payment of principal of and, subject to Section 309, Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

              (b) None of the Issuer, the Trustee and any agent of the Issuer or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Note in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

              SECTION 311. Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer at any time may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever and any Notes previously authenticated hereunder which the Issuer has not issued and sold, and all Notes so delivered shall be promptly canceled by the Trustee. If the Issuer shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 311, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Issuer unless by Issuer Order the Issuer shall direct that canceled Notes be returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee; and provided further, that the Trustee shall not be required to destroy such canceled Notes.

              SECTION 312. CUSIP and CINS Numbers. The Issuer in issuing the Notes may use "CUSIP" and "CINS" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or "CINS" numbers in notices of redemption or exchange as a convenience to Holders; provided, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption or exchange, that reliance may be placed only on the other identification numbers printed on the Notes and that any such redemption shall not be affected by any defect in or omission of such numbers.

              SECTION 313. Parity of Notes. All Notes issued and Outstanding hereunder, regardless of the time or times of their issuance, rank on a parity with each other Note and each Note shall be secured equally and ratably by this Indenture and the Security Documents with each other Note, without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise, and each Note shall be entitled to the same benefits and security in this Indenture and the Security Documents as each other Note.

                                  ARTICLE FOUR
                   APPLICATION OF PROCEEDS FROM SALE OF NOTES

              SECTION 401. Application of Proceeds from Sale of Notes. The Issuer covenants to use the net proceeds from the issuance and sale of the Notes
(a) to purchase the member interests in PCF as set forth in the Member Interest Purchase Agreement, (b) to pay for all costs, fees and expenses incurred in connection with this offering, including any fees payable to Morgan Stanley & Co. Incorporated for structuring the offering of the Notes and acting as initial purchaser of the Notes in the offering and (c) to pay any remaining amounts to its sole Member, CES.

                                  ARTICLE FIVE
                                    ACCOUNTS

              SECTION 501. Establishment of Accounts. (a) Wilmington Trust Company, a Delaware banking corporation, is hereby appointed as the "Accounts Agent" and, in such capacity, will act, in accordance with Article 8 of the UCC, as the "securities intermediary" with respect to any "securities accounts" and as a "bank" with respect to any "deposit accounts" (as each such term is defined in the UCC) in which a security interest may be granted under the UCC pursuant hereto and pursuant to the Assignment and Security Agreement (together with its successors and permitted assigns in each such capacity, the "Accounts Agent"). Pursuant hereto and to the Assignment and Security Agreement, the Accounts Agent shall establish and maintain the following non-interest bearing accounts (collectively, the "Accounts") in the name of the Trustee for the benefit of the Trustee and the Holders as provided in this Indenture: (i) the Collections Account, (ii) the Redemption Account and (iii) the Working Capital Account (each as defined below). The Accounts Agent will invest funds in each such Account in accordance with Section 504 and act with respect to all "financial assets" (as such term is defined in Article 8 of the UCC) credited to the Accounts as a "securities intermediary" (as such term is defined in Article 8 of the UCC). The Accounts Agent shall hold and safeguard the Accounts during the term of this Indenture and the Assignment and Security Agreement and shall treat the "security entitlements" (as such term is defined in Article 8 of the UCC) in the Accounts as security entitlements pledged by the Issuer to the Trustee for the benefit of the Trustee and the Holders to be held in accordance with the provisions of this Indenture and the Assignment and Security Agreement. Neither the Issuer nor any Affiliate of the Issuer shall have any rights against the Accounts Agent hereunder (other than rights which may arise as a result of the Accounts Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment), as a third-party beneficiary or otherwise, including, any right to direct the Accounts Agent to distribute or allocate any funds in the Accounts (except as expressly provided herein or as provided in the Assignment and Security Agreement). The Accounts Agent shall comply with Part 5 of Article 8 of the UCC.

              (b) All monies and Permitted Investments credited to the Accounts from time to time shall constitute part of the Collateral and shall be collateral security for the payment and performance by the Issuer of all its obligations under the Financing Documents and, subject to the terms of this Indenture, shall at all times be subject to the sole dominion and control of the Trustee for the purposes and on the terms set forth in this Indenture and the other Financing Documents. Until payment and performance of all the obligations of the Issuer under the Financing Documents in accordance with the provisions hereof, the Issuer shall have no right to the funds credited to the Accounts, except as provided in this Article Five. If a Notice of an Actionable Event shall have been given and be outstanding, the Trustee shall apply all or any of the monies in the Accounts in accordance with the express terms of the Indenture and in the order of priority set forth in Section 711.

              SECTION 502. Collections Account. (a) On or prior to the Closing Date, the Accounts Agent shall establish and maintain a segregated trust account no. 066532-001, in the name of the Trustee in its trust capacity and entitled "Collections Account" (the "Collections Account"). Thereafter, without limitation of any other amounts required or permitted under this Indenture to be deposited in the Collections Account (including any profit or interest earned on the investment of moneys held in any Account pursuant to Section 504), all Collections shall be deposited with the Accounts Agent for the benefit of the Trustee in the Collections Account. The Issuer shall instruct each Person from whom it receives or is entitled to receive Collections to pay such Collections (identifying them as such in writing to the Trustee) directly to the Trustee for deposit in the Collections Account, and the Trustee shall be entitled to receive directly all Collections from the Persons owing the same. In the event that any Collections are remitted directly to, or are otherwise received by, the Issuer, all such Collections shall be held by the Issuer in trust for the Trustee, and the Issuer shall promptly remit such Collections in the form received (with any necessary endorsement) to the Trustee for deposit in the Collections Account.

              (b) Unless a Notice of an Actionable Event shall have been given in writing to the Trustee and be outstanding, in which case the provisions of
Section 711 shall be applicable, the Trustee shall apply amounts in the Collections Account on the dates specified below and in the following order of priority for payment to the appropriate Person, but in each case only to the extent that all current and past due amounts ranking prior thereto have been paid in full (if a date is specified and that date is not a Business Day, the payment will be made on the next Business Day):

                  (i) FIRST, on the fifth day of August of each year, beginning on August 5, 2005, to pay to the Trustee the amount of Trustee Fees due and payable at such time in connection with the Notes;

                  (ii) SECOND, on the fifth day of each month, to pay to the payee thereof all governmental fees and other expenses (including legal fees and the expenses of the independent members of the Management Committee, the Administrative Agent, and the Trustee, but excluding the annual fees of any of the foregoing) required to be paid by the Issuer to third-parties in order for the Issuer to remain in compliance with its obligations under this Indenture (as specified in an Officer's Certificate of the Issuer delivered to the Trustee at least three Business Days prior to the fifth day of each month);

                  (iii)  THIRD,  on  the  fifth  day  of  August  of  each  year
     (beginning  on August 5,  2005),  to pay in advance  to the  Administrative
     Agent an amount equal to the annual fees payable to the Administrative Agent under the Administrative Services Agreement, to pay to our Independent Managers an amount equal to the annual fees payable to the Independent Managers under the Lord Engagement Letter and premiums, fees or other charges for insurance (all as specified in an Officer's Certificate of the Issuer delivered to the Trustee at least three Business Days prior to the fifth day of August of each year);

                  (iv) FOURTH, on each Payment Date, to pay, on a pro rata basis to the Holders, an amount equal to any accrued and unpaid Additional Interest that was scheduled to be paid on a prior Payment Date, plus any accrued and unpaid interest on such unpaid Additional Interest as provided in Section 301(c);

                  (v) FIFTH, on each Payment Date, to pay, on a pro rata basis to the Holders, an amount equal to the Additional Interest due and payable at that time on the Notes;

                  (vi) SIXTH, on each Payment Date, provided, that (as specified in an Officer's Certificate of the Issuer delivered to the Trustee no later than 10:00 a.m. (EDT) on such Payment Date) (A) no Event of Default or Default has occurred and is continuing on such Payment Date or would occur as a result of the Trustee's application of funds according to this Section 502(b)(vi), (B) the Trustee's application of funds according to this
     Section 502(b)(vi) complies with all legal requirements and (C) there has been no optional redemption of the PCF Notes in full, at the Member's election (as specified in the Officer's Certificate), to the Member, to PCF or to the Working Capital Account. Notwithstanding the foregoing, if there has been an optional redemption of the PCF Notes in full (as specified in the Officer's Certificate) any amounts remaining in the Collections Account following the application of clauses (i) through (v) of this Section 502(b) shall be transferred to the Redemption Account.

              SECTION 503. Redemption Account and Working Capital Account. (a) On or prior to the Closing Date, the Accounts Agent shall establish and maintain a segregated trust account no. 066532-002, in the name of the Trustee in its trust capacity and entitled "Redemption Account" (the "Redemption Account"). The Redemption Account shall be funded with all amounts distributed to the Issuer which constitute PCF Reserve Proceeds and any amounts transferred from the Collections Account in accordance with clause (vi) of Section 502(b). Amounts on deposit in the Redemption Account shall be applied in accordance with the provisions of Article 13 hereof.

              (b) On or prior to the Closing Date, the Accounts Agent shall establish and maintain a segregated trust account no. 066532-003, in the name of the Trustee in its trust capacity and entitled "Working Capital Account" (the "Working Capital Account"). The Working Capital Account shall initially be funded with any amounts remaining after application of the proceeds from the sale of the Notes and shall thereafter be funded with amounts transferred at the Member's election from the Collections Account in accordance with the provisions of Section 502(b)(vi). Subject to Section 3(c)(v) of the Assignment and Security Agreement, any amounts held in the Working Capital Account may be used by the Issuer to purchase the member interests of PCF on the Closing Date or pursuant to an Issuer Request to the Trustee at least three Business Days prior to the requested fund transfer date, for reasonable working capital, including for distribution to the Member, contribution to PCF or transfer to the Collections Account. So long as no Event of Default has occurred and is continuing, the Trustee shall not issue instructions or orders that are contrary to those issued by the Issuer pursuant to an Issuer Request with respect to the Working Capital Account and any funds held therein.

              SECTION 504.  Statements;  Investment  of Funds.  On or before the tenth (10th) Business Day of each calendar month the Trustee shall provide the Issuer with a written statement of (a) the balances in each of the Accounts at the end of the immediately preceding Payment Month, (b) the amounts deposited into each of the Accounts for the immediately preceding Payment Month (and the sources of such amounts) and (c) the application and payees of amounts withdrawn from each of the Accounts for the immediately preceding Payment Month. Funds on deposit in the Accounts shall be invested by the Trustee, as specified in an Issuer Order, in Permitted Investments. The Issuer shall deliver to the Trustee on the date hereof an Issuer Order specifying its initial investment instructions which shall remain in effect until changed by a subsequent Issuer Order given not less than five (5) Business Days before the effective date of such change. All such Permitted Investments shall be maintained in the name of the Trustee and pledged to the Trustee to be held by it as part of the Collateral hereunder, and the Trustee shall be authorized to endorse any of such Permitted Investments in a manner satisfactory to it, on behalf of the Issuer. The Trustee and, as applicable, the Accounts Agent may rely and shall be fully protected, as provided in Section 807, in their reliance on an Issuer Order that complies with the provisions of this Section 504, and shall be indemnified as provided in Section 806. All earnings on Permitted Investments in the
Collections Account and the Redemption Account shall be credited to the Collections Account upon receipt thereof by the Trustee. All losses shall be charged to the applicable Account. Whenever the Trustee or the Accounts Agent is required or permitted to make any payment or transfer under this Indenture, the Trustee or the Accounts Agent, as the case may be, shall have the right, and is hereby irrevocably authorized, to sell or otherwise liquidate any Permitted Investments to the extent necessary to make such payment or transfer and shall have no liability for and shall be fully protected from and against any losses incurred in connection with such sale or liquidation. The Trustee or the Accounts Agent shall have no obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Issuer. Other than by reason of each of their own negligent failure to act or each of their own willful misconduct, in no event shall the Trustee or the Accounts Agent, as the case may be, be liable for the selection of investments or for investment losses incurred thereon. Other than by reason of each of their own negligent failure to act or each of their own willful misconduct, the Trustee or the Accounts Agent, as the case may be, shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

                                  ARTICLE SIX
                           SATISFACTION AND DISCHARGE

              SECTION 601. Satisfaction and Discharge of Indenture. (a) This Indenture shall, upon receipt by the Trustee of an Issuer Request, cease to be of further effect with respect to the Notes (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for and except as otherwise specifically provided in this Indenture) and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (i) either:

                          (A) all Notes theretofore  authenticated and delivered
              (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 and (2) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Issuer and thereafter repaid to the Issuer, as provided in Section 1402) have been delivered to the Trustee for cancellation; or

                          (B) all Notes not theretofore delivered to the Trustee
              for cancellation

                              (1)  have become due and payable, or

                              (2) will become due and payable at the Maturity Date within one year,

and the Issuer, in the case of (i)(B)(1) or (2) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal, Additional Interest, accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) and any other amount, in each case to become due through the Maturity Date or Redemption Date, as the case may be;

                  (ii) the Issuer has paid or caused to be paid all other sums then due and payable hereunder by the Issuer with respect to such Notes; and

                  (iii) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Notes have been complied with.

              (b) Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Six, the obligations of the Issuer to the Trustee or any agent of the Trustee appointed in accordance with the provisions hereof and the Paying Agent under Section 806 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this
Section 601, the obligations of the Trustee under Section 801 shall survive.

              SECTION 602. Application of Trust Money. All money deposited with the Trustee pursuant to Section 601 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, Additional Interest and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) for whose payment such money has been deposited with the Trustee; provided, that such money need not be segregated from other funds except to the extent required in this Indenture or by law.

                                 ARTICLE SEVEN
                         EVENTS OF DEFAULT AND REMEDIES

              SECTION 701. Events of Default. "Event of Default," wherever used herein, means the occurrence of any one of the following events with respect to any Notes (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law (including, but not limited to, force majeure and any other impossibility of performance) or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (a) the Issuer shall default in the payment of any principal with respect to any Note when the same shall become due and payable; or

              (b) the Issuer shall default in the payment of Additional Interest (or interest on accrued and unpaid Additional Interest) required to be paid with respect to any of the Notes at the Maturity Date, the Redemption Date or date of acceleration (as provided in Section 702); or

              (c) the Issuer shall default in the payment of any other fees, costs, charges or sums due hereunder or under the other Financing Documents when the same shall become due and payable (other than Additional Interest and interest on accrued and unpaid additional interest accrued in accordance with
Section 301(c)), and such failure continues for a period of five days; or

              (d) any "event of default" (as defined in the PCF Indenture) occurs under the PCF Indenture; or

              (e) the Issuer shall fail to observe or perform any of the covenants set forth in Section 1108(a) or Article 12 of this Indenture; or

              (f) the Issuer shall fail to observe or perform any of the covenants set forth in Section 1101 or Section 1102(a) of this Indenture, and such failure shall continue unremedied for 5 days after the Issuer becomes aware of such failure or receives written notice thereof from any Holder; or

              (g) the Issuer shall fail to observe or perform any of the covenants set forth herein or in any other Financing Document not otherwise specifically provided for in this Section 701, and such failure shall continue unremedied for 30 days after the Issuer becomes aware thereof or receives written notice thereof from the Trustee or any Holder; or

              (h) any Financing Document fails, except as the result of the acts or omissions of the Trustee or the other Secured Parties, to provide to the Trustee, for the benefit of the Secured Parties, the Liens, first priority security interest, rights, titles, interest, remedies permitted by law, powers or privileges intended to be created thereby or (except in accordance with its terms) ceases to be in full force and effect, or the first priority or validity thereof or the applicability thereof to the Notes or any other obligations purported to be secured or guaranteed thereby or any part thereof are disaffirmed by or on behalf of the Issuer; or

              (i) the Issuer or PCF shall become subject to a Bankruptcy  Event;
or

              (j) at any time after the execution and delivery thereof, any material provision of any of the Material Agreements or Financing Documents ceases to be in full force and effect (other than by reason of the satisfaction in full of the obligations thereof or any other termination in accordance herewith or with the terms of the applicable Material Agreement or Financing Document) or any of the Material Agreements or Financing Documents shall be declared null and void by a Governmental Agency of competent jurisdiction; or

              (k) any representation or warranty made or deemed made by the Issuer in any Financing Document, or in any separate statement, certificate or document delivered to the Trustee or any Holder under this Indenture or under any other Financing Document to which such person is a party, is untrue or misleading in any material respect as of the time made; or

              (l) a judgment is or judgments are entered against the Issuer for the payment of money in excess of $100,000 in the aggregate, other than (i) a judgment which is fully covered by insurance or discharged within the later of

60 days after its entry and the day before the next Payment Date, or (b) a judgment, the execution of which is effectively stayed within 60 days after its entry but only for 60 days after the later of the date on which such stay is terminated or expires and the day before the next Payment Date; or

              (m) PCF permits the PCF Indenture to be amended, modified or supplemented or PCF enters into any new contract, lease, agreement or instrument unless, in either case, doing so could not reasonably be expected to result in a Material Adverse Effect.

              SECTION 702.  Acceleration of Maturity:  Rescission and Annulment.
(a) If an Event of Default (other than a Bankruptcy Event of Default) occurs and is continuing, then and in every such case the Trustee, upon the direction of the Holders of no less than twenty-five percent (25%) principal amount of the Outstanding Notes (for an Event of Default specified in clauses (a) or (b) of Section 701) or the Majority Holders (for any other Event of Default other than a Bankruptcy Event of Default), shall declare the then applicable principal amount of all the Notes as of such date (as provided in Section 301(b)) to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee, if given by the Holders), and upon receipt of such notes the then applicable principal amount of the Notes (as provided in Section 301(b)) and any accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest), and all other unpaid fees, costs, charges and other amounts due under the Financing Documents, shall become immediately due and payable.

              (b) If a Bankruptcy Event of Default occurs, the then applicable principal amount of the Notes (as provided for in Section 301(b)) and any accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest), and all other amounts payable under the Outstanding Notes, shall become immediately due and payable.

              (c) In addition, if one or more of the Events of Default (other than a Bankruptcy Event of Default) shall have occurred and be continuing, the Trustee may accelerate the maturity of the Notes as provided in clause (a) of this Section 702 notwithstanding the absence of direction from the Holders if in the judgment of the Trustee such action is necessary to protect the interests of the Holders.

              (d) At any time after the principal amount of the Notes shall have become due and payable upon a declared acceleration as provided in this Section 702, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, the Majority Holders, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if all Events of Default giving rise to such acceleration have been cured or waived.

              SECTION 703. Remedies upon an Event of Default. If any Event of Default shall have occurred and be continuing and acceleration shall have occurred pursuant to Section 702, the Trustee may, subject in each case to the provisions of Section 807, exercise any or all of the rights and remedies granted to it in any Security Document. Without limiting the generality of the foregoing, the Issuer expressly agrees that in any such event the Trustee, without demand of performance or any other demand, advertisement or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon the Issuer or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by applicable law), may, and at the written instruction of the Majority Holders shall, subject to the provisions of the Material Agreements and to the provisions of any law or regulation having the force of law: (a) collect, receive and appropriate any or all of the Collateral and exercise any right, remedy, power or privilege of the Issuer in respect of the Collateral; (b) set off against all amounts due and payable hereunder with funds held in the Accounts; (c) proceed by suit at law or in equity to seek specific performance of any obligation of the Issuer; (d) take possession of the Collateral forthwith or any time thereafter, in which case the Issuer shall marshal and deliver the Collateral to the Trustee or its designee at such time or times and such place or places as the Trustee may reasonably specify; (e) subject to the provisions of Section 704, forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver all or any part of the Collateral (or contract to do so) at one or more public or private sales, at any exchange, broker's board or at any of the Trustee's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk; or (f) proceed by suit at law or in equity to foreclose upon, or appoint a receiver with respect to, the Collateral or exercise any other right or remedy (including specific performance of the Issuer's obligations under the Financing Documents) available under applicable law. The Trustee may sell any or all of the Collateral as provided above at any private or public sale, it being hereby agreed that twenty (20) Business Days' notice by the Trustee to the Issuer shall be deemed to be reasonable notice of any such sale. The Issuer hereby waives, to the extent permitted by applicable law, any claims against the Trustee arising by reason of the fact that the price at which Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale.

              SECTION 704. Certain Sales of Collateral. In connection with the exercise of any remedies under Section 703(e) the Trustee will not sell the Collateral or any portion thereof without the written consent of all of the Holders of the Notes Outstanding unless the proceeds of such sale will be sufficient to satisfy all of the outstanding principal amount (as reflected by the then applicable Accreted Value of the Notes), accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest), and all other amounts due and payable under the Notes.

              SECTION 705. No Marshaling. To the extent that it lawfully may, the Issuer hereby agrees that it will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force and any requirement of marshaling in the event of foreclosure of the security interests hereby created, the effect of which might be to prevent or delay the enforcement of any Security Document or the absolute sale of the whole or any part of the Collateral or the possession thereof by the Trustee or any purchaser at any sale by the Trustee. The Issuer, for itself and all who may claim under the Issuer, as far as the Issuer may lawfully do so, hereby waives and releases the benefit of all such laws. Except as otherwise expressly provided in this Indenture, to the extent permitted by applicable law, the Issuer hereby waives presentment, demand, protest or any notice of any kind in connection with, and not expressly set forth in, any Security Document or herein.

              SECTION 706. Trustee May Recover Unpaid Indebtedness After Sale of Collateral. Subject to Section 114, in the case of a sale of the Collateral and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture and the Security Documents, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Notes, for the benefit of the Holders thereof, and upon any other portion of the indebtedness remaining unpaid, with interest at the rates specified in Section 301(b) or Section 301(c), as applicable.

              SECTION 707. Recovery of Judgment Does Not Affect Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Collateral, or upon any other property, shall in any manner or to any extent affect any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers or remedies shall continue unimpaired as before.

              SECTION 708. Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Issuer covenants that if:

                  (i)  default is made in the  payment of any accrued and unpaid
     Additional Interest (and interest on accrued and unpaid Additional Interest) on any Note at the Maturity Date, at the Redemption Date or upon an acceleration pursuant to Section 702, as the case may be or

                  (ii) default is made in the payment of the principal of any Note when such becomes due and payable,

the Issuer will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (as reflected by the then Accreted Value of the Notes) and Additional Interest, and interest on any overdue principal and upon any accrued and unpaid Additional Interest, at the applicable rate specified in Section 301(b) or Section 301(c), as applicable, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

              (b) If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, at the direction of the Holders as set forth herein, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Notes, wherever situated.

              (c) If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

              SECTION 709. Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the Property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal, accrued and unpaid Additional Interest or interest on accrued and unpaid Additional Interest shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 806.

              (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the

Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

              SECTION 710. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders.

              SECTION 711. Application of Money Collected. Any money collected by the Trustee pursuant to this Article Seven or the Security Documents shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, interest on overdue principal, or Additional Interest (and interest on accrued and unpaid Additional Interest), upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              (a) First, to the payment of all amounts due to the Trustee and each predecessor Trustee, if any, under Section 806;

              (b) Second, to the payment of the amounts then due and unpaid for principal of and Additional Interest (and interest on overdue principal and accrued and unpaid Additional Interest) on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts then due and payable on such Notes for principal and Additional Interest and interest thereon, respectively;

              (c) Third, to the payment of all amounts due and payable to the Administrative Agent under the Administrative Services Agreement, as set forth in an Officer's Certificate from the Issuer, or as determined by a court of competent jurisdiction; and

              (d) Fourth, to the Issuer or to whoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

              SECTION 712. Limitation on Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default, with respect to the Notes;

              (b) the Majority Holders of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (c) such Holder or Holders have  offered to the Trustee  indemnity
reasonably   satisfactory  to  the  Trustee  against  the  costs,  expenses  and liabilities to be incurred in compliance with such request;

              (d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Majority Holders of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders.

              SECTION 713. Unconditional Right of Holders to Receive Principal and Additional Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fourteen), of the principal and Additional Interest on such Note and (subject to Section 301) any interest on accrued and unpaid Additional Interest, on the Maturity Date expressed in such Note (or, in the case of redemption, on the Redemption Date), including any interest accrued during any grace period provided in Section 701, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

              SECTION 714. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

              SECTION 715. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in clause (e) of Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

              SECTION 716. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

              SECTION 717.  Control by Holders.  (a) The Majority  Holders shall have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, that such Majority Holders have provided the Trustee with indemnity acceptable to the Trustee against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities to be incurred in following such direction and that direction shall not be in conflict with any law and the provisions of this Indenture and provided, further, that (subject to the provisions of Section 801) the Trustee shall have the right to decline to follow any such direction if such directions are unclear or inconsistent with any other directives given to the Trustee or if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by a
Responsible Officer of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders so affected not joining in the giving of said direction, it being understood that (subject to Section 801) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

              (b) Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by the Majority Holders.

              SECTION 718. Waiver of Past Defaults. (a) The Majority Holders of the Outstanding Notes affected may on behalf of the Holders of all the Notes waive any past default, except a default in the payment of the principal of or Additional Interest (and interest on overdue principal and on accrued and unpaid Additional Interest) with respect to any Note or in respect of a covenant or provision hereof that cannot be modified or amended without the unanimous affirmative vote of all Holders.

              (b) Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Trustee, Issuer and the Holders, as the case may be, shall be restored respectively to their former positions and rights hereunder; provided, that no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

              SECTION 719. Waiver of Force Majeure and Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any force majeure, impossibility of performance and any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such force majeure, impossibility or law and covenants that the Issuer will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted or such force majeure or impossibility grounds have occurred.

              SECTION 720. Trustee to Give Notice of Default, but May Withhold in Certain Circumstances. Within forty-five (45) days after a Responsible Officer assigned to the Corporate Trust Office of the Trustee obtains actual knowledge of the occurrence of any Default hereunder, the Trustee shall transmit by mail to all Holders as their names shall appear on the Security Register, in the manner and to the extent provided in Trust Indenture Act Section 313(c), notice of such Default hereunder, unless such Default shall have been cured or waived; provided, that except in the case of a Default in the payment of the principal of or Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

              SECTION 721. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including reasonable attorneys' fees and expenses) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that the provisions of this
Section 721 shall not apply to any suit instituted by the Trustee, or the Issuer to any suit instituted by any Holder or group of Holders, holding in the aggregate more than ten percent (10%) in Principal Amount at Maturity of the Outstanding Notes, or any suit instituted by any Holder for the enforcement of the payment of the principal of or Additional Interest (and interest on overdue principal and on accrued and unpaid Additional Interest) with respect to any Note on or after the respective due dates expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE EIGHT
                                   THE TRUSTEE

              SECTION 801. Duties and Responsibilities of the Trustee; During Default; Prior to Default. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) during the continuance of an Event of Default:

                          (A) the duties and obligations of the Trustee shall be
              determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                          (B) in the  absence  of bad  faith  on the part of the
              Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, that in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be conclusively determined by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 717 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

              (c) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such liability is not assured to it. Notwithstanding anything to the contrary contained herein, in no event shall the Trustee be liable under this Indenture or any of the other Financing Documents to which it is a party for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

              SECTION 802. Certain Rights of Trustee. Subject to the provisions of Section 801:

              (a) the Trustee and, as applicable, the Accounts Agent, may conclusively rely and shall be fully protected in acting or refraining from acting in reliance upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Request or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed), and any Management Committee's Consent may be sufficiently evidenced to the Trustee by a copy thereof certified by the secretary or a member of the Issuer;

              (c) the Trustee may consult with counsel of its selection and any advice of counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or under any Security Document in good faith and in accordance with such advice or Opinion of Counsel;

              (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or under any other Financing Document at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby;

              (e) the Trustee shall not be bound to make any investigation  into
the  facts  or  matters  stated  in  any  resolution,   certificate,  statement,
instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, notice, security or other paper or document unless requested in writing so to do by the Majority Holders; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee, any predecessor trustee or the Holders of any Outstanding Notes, shall be repaid by the Issuer upon demand;

              (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder or under any other Financing Document either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

              (g) neither the Trustee nor the Accounts Agent shall be liable for any action taken, suffered or omitted by either of them in good faith and believed by the Trustee or the Accounts Agent, as the case may be, to be authorized or within the discretion or rights or powers conferred upon the Trustee or the Accounts Agent, as the case may be, by this Indenture;

              (h) except during the continuance of an Event of Default, the Trustee need perform only those duties as are specifically set forth in this Indenture;

              (i) the Trustee is hereby authorized and directed to enter into the Security Documents;

              (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture; and

              (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder and under the Security Documents.

              SECTION 803. Trustee Not Responsible for Recitals or Issuance of Notes. Other than as specifically provided in the Trustee recitals of this Indenture; the recitals contained herein and in the Notes, except for the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of any disclosure document or offering materials or of the Notes.

Neither the Trustee nor its agents appointed in accordance with the provisions hereof shall be accountable for the use or application by the Issuer of the Notes or the proceeds thereof.

              SECTION 804. May Hold Notes. The Trustee, any Paying Agent, the Registrar or any other agent of the Issuer or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Trust Indenture Act Sections 310(b) and 311, may otherwise deal with the Issuer with the same rights it would have if it were not the Trustee, any Paying Agent, the Registrar or any other agent of the Issuer or such agent and, subject to Sections 809 and 813, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee, any Paying Agent, the Registrar or any other agent of the Issuer.

              SECTION 805. Money Held In Trust. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any agent of the Issuer shall be under any liability for interest on any moneys received by it hereunder except as otherwise agreed with the Issuer.

              SECTION 806. Compensation and Indemnification of Trustee, Accounts Agent, Paying Agent and Registrar and Its Prior Claim. (a) The Issuer covenants and agrees to pay to the Trustee, the Accounts Agent and to each Paying Agent and Registrar, and the Trustee, the Accounts Agent and each Paying Agent and Registrar shall be entitled to, such compensation as set forth in any fee agreement between the Issuer and the Trustee entered into in connection with the execution and delivery of this Indenture by the parties hereto or in connection with the issuance of the Notes (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expenses, disbursement or advance as may arise from its negligence or bad faith. As security for such payment and for all of the other obligations of the Issuer set forth in this Section 806 (and any fees referred to in Section 816), the Trustee shall have a security interest and Lien prior to the Notes upon all Collateral. The provisions of this Section 806 shall survive the resignation or removal of the Trustee and the termination of the other provisions of this Indenture.

              (b) The Issuer also covenants to indemnify the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors, officers, directors, employees, representatives and agents for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors, officers, directors, employees, representatives and agents)
incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration or enforcement of this Indenture and under the other Financing Documents or the trusts hereunder and its duties hereunder and the other Financing Documents, including any liability which the Trustee, the Accounts Agent or any Paying Agent or Registrar may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge and the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section 806(b) to compensate and indemnify the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors and to pay or reimburse the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the termination, satisfaction and discharge of this Indenture. References herein to the "Trustee" shall be deemed to also refer to the Trustee acting in its capacity as Accounts Agent, Paying Agent, Registrar or in any other capacity as contemplated herein or in any Financing Document.

              (c) Where the Trustee incurs expenses or renders services in connection with a Bankruptcy Event of Default, such expenses (including reasonable attorneys' fees and expenses) and the compensation for the services are intended to constitute expenses of administration under applicable federal or state bankruptcy, insolvency or other law.

              SECTION 807. Right of Trustee to Rely on Officer's Certificate, Etc. Subject to Sections 801 and 802, whenever in the administration of the trusts of this Indenture the Trustee, or in the carrying out of its duties under Article Five, the Accounts Agent, shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee or the Accounts Agent, as the case may be, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee or the Accounts Agent, as the case may be, and such certificate, in the absence of bad faith on the part of the Trustee or the Accounts Agent, as the case may be, shall be full warranty to the Trustee or the Accounts Agent, as the case may be, for any action taken, suffered or omitted by the Trustee or the Accounts Agent, as the case may be, under the provisions of this Indenture upon the faith thereof.

              SECTION 808. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and (2) and which shall have a combined capital and surplus of at least one hundred fifty million Dollars ($150,000,000). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 808, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with the provisions of the Trust Indenture Act Section 310(b). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 808, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Eight.

              SECTION 809. Qualification of Trustee; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall, within 90 days after ascertaining that it has a conflicting interest and if the Event of Default to which such conflicting interest relates has not been cured or duly waived before the end of such 90 day period, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

              SECTION 810. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee may at anytime resign by giving written notice of resignation to the Issuer and by mailing written notice thereof by first-class mail, postage prepaid, to all Holders at their last addresses as they shall appear on the Security Register specifying the day upon which the resignation is to take effect, and such resignation will take effect immediately upon the later of the appointment of a successor trustee pursuant to this Article Eight and such specified day. Upon receiving such notice of resignation, the Issuer, by a Management Committee's Consent, shall promptly appoint a successor trustee satisfying the requirements of Section 808 by written instrument in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within thirty (30) days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

              (b) In case at any time any of the following shall occur:

                  (i) the Trustee  shall fail to comply with the  provisions  of
     Section 809 and Trust Indenture Act Section 310(b) after written request therefor by the Issuer or by any Holder who has been a bona fide Holder for at least six (6) months, except when the Trustee's duty to resign is stayed in accordance with the provisions of Trust Indenture Act Section 310(b); or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 808 and shall fail to resign after written request therefor by the Issuer or by any Holder who has been a bona fide Holder for at least six (6) months; or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may, by Management Committee's Consent, remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the members, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 811, unless the Trustee's duty to resign is stayed as provided herein, any Holder who has been a bona fide Holder for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.

              (c) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Management Committee's Consent, shall promptly appoint a successor trustee satisfying the requirements of Section 808. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor trustee shall be appointed by an Act of the Majority Holders delivered to the Issuer and the retiring Trustee, the successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor trustee and to that extent supersede the successor trustee appointed by the Issuer. If no successor trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided within 60 days, any Holder who has been a bona fide Holder for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

              (d) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as an indenture trustee in such jurisdiction.

              (e) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee in the manner provided for in Section 106. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office.

              (f) The Holders, by Act of the Majority Holders, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 104 of the action in that regard taken by the Majority Holders.

              (g) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to any of the provisions of this Section 810 shall become effective until the acceptance of appointment by the successor trustee as provided in Section 811.

              SECTION 811. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor trustee, every such successor trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on the request of the Issuer or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

              (b) Upon request of any such successor trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in clause (a) of this Section 811.

              (c) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article Eight.

              (d) In no event shall the retiring Trustee be liable for the acts or omissions of any successor trustee.

              SECTION 812. Merger Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be otherwise qualified and eligible under this Article Eight, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor trustee had itself authenticated such Notes; and in case at that time any of the Notes shall not have been authenticated, any successor trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, further, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

              SECTION 813. Preferential Collection of Claims Against Issuer. If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor under the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor), excluding any creditor relationships described in Trust

Indenture Act Section 311(b). A Trustee who has resigned or has been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

              SECTION 814. No Liability for Clean-up of Hazardous Materials. (a) In the event that the Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Trustee's sole discretion may cause the Trustee to be considered an "owner or operator" under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. Sections 9601, et seq., or otherwise cause the Trustee to incur liability under CERCLA or any other federal, state or local law, the Trustee reserves the right to, instead of taking such action, either resign as Trustee or arrange for the transfer of the title or control of the asset to a court appointed receiver.

              (b) The Trustee shall not be liable to the Issuer or Holders or any other person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Trustee's actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment, except to the extent of the Trustee's negligence or willful misconduct.

              SECTION 815. Accounts Agent Registrar and Paving Agent. Insofar as such provisions may be applicable, the Accounts Agent, the Registrar, the Paying Agent and any other agent appointed in accordance with the provisions hereof shall enjoy the same protections, immunities and indemnities as are provided for in this Article Eight with respect to the Trustee.

              SECTION 816. Filing Fees. The Issuer agrees to pay or to reimburse the Trustee for any and all amounts in respect of all filing, recording and registration fees which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of the Financing Documents and agrees to save the Trustee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such fees. The obligations of the Issuer under this Section 816 shall survive the resignation or removal of the Trustee and the termination of the other provisions of this Indenture.

              SECTION 817. Fee Agreement. The Fee Agreement provides for the compensation of the Trustee hereunder for its services as such, and the Trustee will not look to the holders of the Notes for any payment for such services, provided, that this Section 817 shall not alter the provisions of Section 502(b)(i) or the lien provided in Section 806(a).

                                  ARTICLE NINE
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

              SECTION 901. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee at least five (5) Business Days before each Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders. The Trustee may conclusively rely upon such list provided by the Issuer until otherwise notified by the Issuer or such list is amended by the Issuer.

              SECTION 902. Disclosure of Names and Addresses of Holders. Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Trustee that none of the Issuer or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312(b).

              SECTION 903. Reports by Trustee. (a) Within sixty (60) days after May 1 of each year commencing with the first May 1 after the first issuance of Notes pursuant to this Indenture, the Trustee shall transmit to the Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 1 if required by Trust Indenture Act Section 313(a).

              (b) The Trustee shall transmit to the Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report, if required, by Trust Indenture Act Section 313(b).

              SECTION 904. Reports by Issuer. (a) The Issuer shall:

                  (i) file with the Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) transmit to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), within thirty (30) days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (i) and (ii) of clause (a) of this Section 904 as may be required by rules and regulations prescribed from time to time by the Commission.

              (b) Delivery of such  reports,  information  and  documents to the
Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                   ARTICLE TEN
                           SUPPLEMENTS AND AMENDMENTS
                       TO INDENTURE AND SECURITY DOCUMENTS

              SECTION 1001. Without Vote of Holders. Without the vote or approval of any Holders, the Issuer, when authorized by or pursuant to a Management Committee's Consent, and the Trustee, at any time and from time to time, may amend or supplement this Indenture, any Security Documents or the Notes, in form satisfactory to the Trustee, for any of the following purposes:

              (a) to evidence the succession of another Person to the Issuer to the extent such succession is permitted under the terms of this Indenture and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes; or

              (b) to add to the covenants of the Issuer for the benefit of the Holders or to surrender any right or power herein conferred upon the Issuer; or

              (c) to add any additional Events of Default; or

              (d) to secure the Notes with additional collateral; or

              (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions hereof as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee; or

              (f) to cure any ambiguity, to correct or supplement any provision hereof which may be inconsistent with any other provision in this Indenture provided that such action shall not adversely affect the interests of the Holders in any material respect; or

              (g) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Notes; provided, that any such action does not adversely affect the interests of the Holders in any material respect.

              SECTION 1002. With Consent of Holders. (a) The Issuer, when authorized by or pursuant to a Management Committee's Consent, and the Trustee may amend or supplement this Indenture or the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Notes or of modifying in any manner the rights of the Holders under this Indenture with the consent of the Majority Holders of the Notes affected by such amendment or supplement (voting as a single class), by Act of said Holders delivered to the Issuer and the Trustee; provided, that no such amendment or supplement shall, without the consent of the Holder of each Outstanding Note,

                  (i) change the Maturity Date of the principal of, or any scheduled payment of Additional Interest with respect to, any Note;

                  (ii) reduce the principal amount of any Note or reduce the amount of any Additional Interest payment with respect to any Note, including discharge of repayment of principal of or Additional Interest with respect to any Note;

                  (iii) reduce (A) the percentage in Principal Amount at Maturity of Outstanding Notes, the consent of the Holders of which is required for the adoption of a resolution, (B) the quorum required at any meeting of Holders at which a resolution is adopted or (C) the percentage in Principal Amount at Maturity of Outstanding Notes the Holders of which are entitled to request the calling of a Holder's meeting;

                  (iv) change the percentage rules established for adopting resolutions at meetings of Holders or regarding the quorum necessary to constitute a meeting;

                  (v)  modify any of the  provisions  of this  Section  1002 and
     Section 718, except to increase any percentage specified herein or therein;

                  (vi) change the place or coin or currency for payment of principal of or Additional Interest (or interest on accrued and unpaid Additional Interest) with respect to, any Note;

                  (vii) impair the right to institute suit for the enforcement of any payment on or after the Maturity Date or any Redemption Date or Payment Date therefor;

                  (viii) permit the creation of any Lien with respect to all or any substantial portion of the Collateral, or release or terminate the Lien of the Security Documents on all or any substantial portion of the Collateral or deprive any Holder of the security afforded by the Lien of the Security Documents, except to the extent expressly permitted by this Indenture or any of the Security Documents;

                  (ix) modify the ranking or priority of the Notes; or

                  (x) waive a default in the payment of principal of or accrued and unpaid Additional Interest (or interest on overdue principal or on accrued and unpaid Additional Interest) with respect to, the Notes.

              (b) It shall not be  necessary  for any Act of Holders  under this
Section 1002 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

              SECTION 1003. Execution of Supplemental Indentures. In executing or accepting the additional trusts created by any amended or supplemental indenture permitted by this Article Ten or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

              SECTION 1004. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article Ten, (a) this Indenture or the applicable Security Document shall be modified in accordance therewith, (b) such supplemental indenture, amendment, modification or waiver shall form a part of this Indenture or the applicable Security Document (as the case may be) for all purposes and (c) every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

              SECTION  1005.   Conformity   with  Trust   Indenture  Act.  Every
supplemental indenture executed pursuant to this Article Ten shall conform to the requirements of the Trust Indenture Act as then in effect.

              SECTION 1006. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Ten may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer, and, upon receipt of an Issuer Order, authenticated and delivered by the Trustee, in exchange for Outstanding Notes. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such supplemental indenture, amendment, modification or waiver.

              SECTION 1007. Notice of Supplemental Indentures. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture, amendment, modification or waiver pursuant to the provisions of Section 1002, the Issuer shall give notice thereof to the Holders, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture, amendment, modification or waiver.

                                 ARTICLE ELEVEN
                              AFFIRMATIVE COVENANTS

              SECTION 1101. Distributions. The Issuer shall cause PCF to distribute or dividend to the Issuer any amounts on deposit in or credited to the PCF Reserve Account or the PCF Working Capital Account on any date on which PCF may distribute or dividend such amounts.

              SECTION 1102. Performance of Obligations. (a) The Issuer shall cause PCF to pay all sums due under the PCF Indenture according to the terms thereof; (b) the Issuer shall pay, and shall cause PCF to pay, all of the Issuer's and PCF's (as the case may be) obligations under any contractual arrangement to which the Issuer or PCF (as the case may be) is a party, howsoever arising, as and when due and payable, except such as may be contested in good faith or as to which a bona fide dispute may exist; and (c) the Issuer shall perform, and shall cause PCF to perform, all of the Issuer's and PCF's (as the case may be) obligations under any contractual arrangement to which the Issuer or PCF (as the case may be) is a party, however so arising, as and when required, except (i) such as may be contested in good faith or as to which a bona fide dispute may exist or (ii) any obligation the failure of which to perform could not reasonably be expected to have a Material Adverse Effect.

              SECTION 1103. Compliance with the PCF Indenture. The Issuer shall cause PCF to comply with the covenants set forth in the PCF Indenture whether or not such indenture is in effect, including after an optional redemption of the PCF Notes in full or other termination of the covenants set forth in Article 11 or Article 12 of the PCF Indenture.

              SECTION 1104. Preservation of Rights. The Issuer shall maintain, preserve, protect and defend its material rights under and take all reasonable action necessary to prevent termination of each of its agreements, unless the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

              SECTION 1105. Liens. The Issuer shall preserve and maintain good, legal and valid title to all of its properties and assets. The Issuer shall cause PCF to maintain good, legal and valid title to all of its properties and assets free and clear of all Liens, other than Liens which are permitted under the PCF Indenture and Liens which could not reasonably be expected to result in a Material Adverse Effect.

              SECTION 1106. Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of, Additional Interest and accrued and unpaid Additional Interest (and interest on overdue principal and accrued and unpaid Additional Interest) with respect to the Notes in accordance with the terms of the Notes and this Indenture.

              SECTION 1107. Maintenance of Office or Agency. (a) The Issuer will maintain in New York County, New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

              (b) The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

              (c) The Issuer may also from time to time designate one or more other offices or agencies where Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

              SECTION 1108. Maintenance of Existence, Properties. (a) The Issuer shall preserve and maintain its and PCF's legal existence and form as separate, bankruptcy-remote, special purpose Delaware limited liability companies separate from any other entity, and shall preserve and maintain all registrations necessary therefor.

              (b) The Issuer shall preserve and maintain all of its rights, privileges and franchises necessary for the conduct of its business and the performance of its obligations under the Material Agreements and the Financing Documents, except to the extent failure to do so could not reasonably be expected to result in a Material Adverse Effect. The Issuer shall cause PCF to preserve and maintain all of PCF's licenses, rights, privileges and franchises necessary for the conduct of PCF's business and the performance of PCF's obligations under the PCF Material Agreements and the PCF Financing Documents, except to the extent failure to do so could not reasonably be expected to result in a Material Adverse Effect

              SECTION 1109. Permits. The Issuer shall, and shall cause PCF to, obtain any Permit at or before the time that such Permit becomes an Applicable

Permit, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect.

              SECTION 1110. Payments of Taxes and Other Claims. The Issuer shall, and shall cause PCF to, pay and discharge or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer or PCF, and all lawful claims or obligations which, if unpaid, might by law become a Lien upon the Property of the Issuer or PCF, as applicable; provided, that the Issuer will not be required to, and will not be required to cause PCF to, pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate funds have been set aside.

              SECTION 1111. Notice of Certain Events. The Issuer shall furnish to the Trustee:

              (a) within 120 days after the end of each fiscal year of the Issuer ending after the date hereof, an Officer's Certificate of a Responsible Officer stating that (i) no Default has occurred and is continuing (or if any such Default has occurred and is continuing, describing such Default in reasonable detail and describing the steps being taken to remedy such Default) and (ii) the Issuer is in compliance with all conditions and covenants under this Indenture, the Notes and the other Financing Documents to which it is a party; and

              (b) each of the following items promptly after the Issuer learns of the occurrence or existence thereof:

                  (i) written notice of the occurrence of any event or condition which constitutes a Default or an Event of Default, stating that such event or condition has occurred and describing it and any action being or proposed to be taken with respect thereto;

                  (ii) written notice of the Issuer's failure to observe or perform any term, covenant or obligation of the LLC Agreement (unless such failure could not reasonably be expected to result in a Material Adverse Effect), stating that failure has occurred and describing it and any action being or proposed to be taken with respect thereto;

                  (iii)   any   actually   proposed   amendment,    termination,
     rescission, discharge (other than by performance) or waiver under or with respect to any Financing Document or Material Agreement;

                  (iv) any written notice requiring the Issuer to make any indemnity payments under any Material Agreement;

                  (v) written notice of any material litigation filed against the Issuer; and

                  (vi) written notice of any change which could be reasonably expected to result in a Material Adverse Effect.

With respect to the information and documents required to be delivered to the Trustee pursuant to clauses (a) and (b) of this Section 1106, the Issuer hereby further covenants and agrees to deliver or cause to be delivered any such documents and information (i) to each Holder who makes a request in writing to the Issuer and (ii) to any owner of a beneficial interest in a Global Note who makes a request in writing to the Issuer (which request may indicate that it is a continuing request for such information until further notice from a Holder or such owner of a beneficial interest in a Global Note to the contrary) for such documents or information. Delivery of such reports, information and documents to the Trustee is for information purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein (other than an expressly stated notice of Default or Event of Default) or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder.

              SECTION 1112. Compliance with Laws and Other Agreements. The Issuer shall, and shall cause PCF to, comply with (a) all applicable laws, rules, regulations, orders and directions of any Governmental Agency having jurisdiction over it or its business and (b) all of its and, as applicable, PCF's covenants and obligations contained in any agreement to which the Issuer or PCF, as applicable, is a party, unless, in each case, the failure to so comply could not reasonably be expected to result in a Material Adverse Effect. The Issuer will comply with all applicable provisions of the Trust Indenture Act, including Trust Indenture Act Sections 314(b) and (d).

              SECTION 1113. Maintenance of Books and Records. The Issuer shall at all times maintain proper books, accounts and records in accordance with GAAP. The Issuer shall permit the Trustee and its representatives, upon reasonable notice and during normal business hours, to visit its premises and inspect all books, accounts and records of the Issuer.

              SECTION 1114. Rule 144A Information for the Holders. At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act, upon the request of a Holder, the Issuer shall promptly furnish to such Holder or to a prospective purchaser who is a qualified institutional buyer of such Note designated by such Holder, as the case may be, information specified in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Note by such Holder; provided, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is two (2) years from the later of (a) the date such Note (or any Predecessor Note) was acquired from the Issuer or (b) the date such Note (or any Predecessor Note) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act; provided, further, that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

              SECTION 1115. Further Assurances. The Issuer shall, at its own cost and expense, execute and deliver, and cause to be executed and delivered, to the Trustee all such documents, instruments and agreements, and do all such other acts and things as may be reasonably required to preserve the Liens in favor of the Trustee with the required first-ranking priority and to enable the Trustee to exercise and enforce its rights under this Indenture, the Security Documents and the other documents, instruments and agreements required under this Indenture and to carry out the intent of this Indenture and the other Financing Documents.

              SECTION 1116. Return of Monies Held by Trustee. (a) On any date on which the principal of any Note becomes due in full, if the outstanding principal of such Note, together with all accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) to the due date, and any other amounts payable by the Issuer to the Trustee or the Holders under this Indenture or any other Financing Document, have been finally and irrevocably paid to the Trustee for the benefit of the Holders, all interest and Additional Interest on such Notes shall cease to accrue on the date of such payment.

              (b) Moneys so deposited with the Trustee or then held by the Issuer in trust for the payment of the principal of or Additional Interest (and interest on accrued and unpaid Additional Interest) on any Note which remain unclaimed two (2) years after the date that all amounts payable by the Issuer to the Trustee or to the Holders under this Indenture or any other Financing Document has been finally and irrevocably paid to the Trustee for the benefit of the Holders, shall, at the request of the Issuer if at the time, to the knowledge of the Trustee, no Event of Default shall have occurred and be continuing, be paid to the Issuer and the Holders shall thereafter look solely to the Issuer for payment with respect to amounts deposited with the Trustee and returned to the Issuer pursuant to this Section 1116(b).

                                 ARTICLE TWELVE
                               NEGATIVE COVENANTS

              SECTION 1201. Liens. The Issuer shall not create, assume or suffer to exist any Lien on any of its properties and assets other than the Liens created by this Indenture and by the other Security Documents. The Issuer shall cause PCF to not create, assume or suffer to exist any lien on the PCF Reserve Account or the PCF Working Capital Account or any amounts on deposit in, credited to or released from such accounts, except for Liens permitted under the PCF Indenture.

              SECTION 1202. Indebtedness. The Issuer shall not incur, create, assume or permit to exist any Indebtedness, except for Indebtedness represented by the Notes.

              SECTION 1203. Transactions with Affiliates. The Issuer shall not enter into directly or indirectly any transaction with any of its Affiliates (other than the LLC Agreement), except in the ordinary course and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to the Issuer than would be obtainable in a comparable transaction on an arm's-length dealing with an unrelated third party.

              SECTION 1204. Investments, Loans and Advances. Except for Permitted Investments and investments in PCF made with amounts contributed to the Issuer by its member or amounts in the Collections Account that are available for such purpose, the Issuer shall not make any investments, whether by purchase of stocks, bonds, notes or other securities, loan, extension of credit, advance or otherwise.

              SECTION 1205. Material Agreements and Financing Documents; Additional Contracts. (a) The Issuer shall not assign any of its rights or obligations under any Material Agreement or Financing Document nor will the Issuer amend in any respect or suffer any such amendment of, or grant any waiver of material and timely performance with respect to, or agree to the assignment of the rights or obligations of any party to, any Material Agreement or Financing Document; provided, that the Issuer may make amendments to the Material Agreements and the Financing Documents which are of a routine, ministerial or administrative nature to the extent that what is contemplated under any such amendment is not otherwise expressly prohibited hereunder or could reasonably be expected to result in a Material Adverse Effect; provided, however, that any amendment or modification to any Material Agreement or Financing Document which extends or modifies the time for payment due thereunder shall not be deemed to be an amendment of a routine, ministerial or administrative nature; provided, further, that nothing in this Section 1205(a) shall prevent the Trustee from terminating the Administrative Services Agreement in connection with a breach thereof by the Administrative Agent in accordance with the Administrative Agent Consent so long as the Issuer enters into a replacement agreement substantially similar to the terminated Administrative Services Agreement.

              (b) The Issuer shall not become a party to any contract, lease, agreement or instrument other than the agreements expressly identified in the definitions of Material Agreements and Financing Documents and agreements for permitted substitution of the Administrative Agent or the Trustee.

              SECTION 1206. Account. The Issuer shall not maintain, establish or use any account other than the Accounts.

              SECTION 1207. Fundamental Change. The Issuer shall not (a) sell, lease, assign, transfer or otherwise dispose of any of its right, title or interest in or to its assets, (b) conduct any business other than the business of owning 100% of the economic and voting interests of PCF, (c) liquidate, dissolve, combine, merge or consolidate with or into any other entity, or purchase or otherwise acquire all or substantially all of the assets of any entity, (d) change its legal form, name or fiscal year or (e) create or hold, or permit PCF to create or hold, an ownership interest in any subsidiary (other than the member interests in PCF sold to the Issuer) or enter into, or permit PCF to enter into, any joint venture or general or limited partnership.

              SECTION 1208. Restricted Payments. Except as permitted in accordance with the conditions set forth in clause (vi) of Section 502(b), the Issuer shall not, directly or indirectly, (a) make or declare any dividend or other distribution (by reduction of capital or otherwise), whether in cash, property, or obligation or other payment on account of any interest in the Issuer.

              SECTION 1209. Compliance with ERISA. The Issuer shall not, nor shall it permit PCF to, have any employees. The Issuer shall not, nor shall it permit PCF to, maintain any employee benefit plans subject to ERISA.

              SECTION 1210. Margin Stock. The Issuer shall not directly or indirectly apply any part of the proceeds of the Notes or other funds to the "buying", "carrying" or "purchasing" of any margin stock within the meaning of Regulations T, U or X of the Federal Reserve Board, or any regulations, interpretations or rulings thereunder.

              SECTION 1211. Purchasing Notes. The Issuer shall not, and shall not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except in accordance with the terms hereof and the Notes, or except for any purchase of the entire Principal Amount at Maturity of the Notes.

                                ARTICLE THIRTEEN
                               REDEMPTION OF NOTES

              SECTION 1301. Applicability of Article. The Notes shall be redeemable (in whole only) before the Maturity Date in accordance with the terms of such Notes and in accordance with this Article Thirteen.

              SECTION 1302. Mandatory Redemption; Notice to Trustee. The Issuer shall apply (i) PCF Reserve Proceeds deposited in the Redemption Account prior to February 1, 2010 and (ii) amounts transferred from the Collections Account following an optional redemption of the PCF Notes in full to the Redemption Account prior to February 1, 2010, first, to make payments of accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes to the Redemption Date and second, to redeem the Notes at the Redemption Price. Any such mandatory redemption shall only be required, and shall only occur, if the amount on deposit in the Redemption Account equals or exceeds the amount of any accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes to the Redemption Date plus the Redemption Price. If, on any date, the amount available in the Redemption Account for mandatory redemption is less than the amount of all accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes to the Redemption Date plus the Redemption Price on such date, the Issuer shall not redeem the Notes until such date as the amount in the Redemption Account equals or exceeds the amount of any accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes plus the Redemption Price, in each case as of such later Redemption Date. In case of any such mandatory redemption, the Issuer shall, deliver to the Holders and the Trustee a notice of redemption in the manner provided in Section 1303.

              SECTION 1303. Notice of Redemption. (a) Notice of redemption pursuant to this Section 1303 shall be given in the manner provided for in
Section 106 and (i) within 10 Business Days after the deposit of amounts in the Redemption Account sufficient to redeem the Notes in full in accordance with
Section 1302 and (ii) not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to the Holders, but failure to give such notice in the manner herein provided to the Holder of any Note designated for redemption, or any defect in the notice of any such Holder, shall not affect the validity of the proceedings for the redemption of any other Note. The Redemption Date shall be as specified by the Issuer but shall be not less than (30) nor more than sixty (60) days after the notice of redemption is provided as set forth above.

              (b) Any notice that is mailed to the Holders in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

              (c) All notices of redemption shall state:

                  (i) the Redemption Date,

                  (ii) the Redemption Price,

                  (iii) that on the Redemption Date, the Redemption Price (together with accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest), if any, on the Notes to the Redemption Date) will become due and payable upon each Note, and that Additional Interest with respect to the Notes will cease to accrue or be payable and the principal amount of the Notes will cease to accrete on and after said date, and

                  (iv) the Place of Payment where such Notes are to be surrendered for payment of the Redemption Price.

              SECTION 1304. Notes Payable on Redemption Date. (a) Notice of redemption having been given in accordance with Section 1303, the Notes shall, on the Redemption Date, become due and payable at the Redemption Price thereof (together with accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest), if any, on the Notes to the Redemption Date), and from and after such Redemption Date, Additional Interest shall cease to accrue and shall no longer be payable and the principal amount of the Notes will cease to accrete. Upon surrender of any Note for redemption in accordance with said notice, such Note shall be paid by the Issuer at the Redemption Price, together with accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) to the Redemption Date.

              (b) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) shall, until paid, bear interest from the Redemption Date at 11% per annum provided, however, that future Additional Interest in accordance with Section 301(c) shall no longer be due and payable.

                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

              SECTION 1401. Issuer's Option to Effect Defeasance or Covenant Defeasance. The provisions of this Article Fourteen shall apply to the Notes, and the Issuer may, at its option by a Management Committee's Consent, effect defeasance of the Notes under Section 1402, or covenant defeasance under Section 1403 in accordance with this Article Fourteen.

              SECTION 1402. Defeasance and Discharge. Upon the Issuer's exercise of the option provided in Section 1401 applicable to this Section 1402 the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Notes on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all of its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Outstanding Notes to receive, solely from the trust fund described in Section 1404(a) and as more fully set forth in such Section, payments in respect of the principal of and Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to such Notes when such payments are due; (b) the Issuer's obligations with respect to such Notes under Sections 305, 306, 307, 308, and 1102; (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article Fourteen. Subject to compliance with this Article Fourteen, the Issuer may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403.

              SECTION 1403. Covenant Defeasance. Upon the Issuer's exercise of the option provided in Section 1401 applicable to this Section 1403, (a) the Issuer shall be released from its obligations under Sections 1104 through 1116, inclusive, and Sections 1201 through 1208, inclusive and (b) the occurrence of any event specified in Section 701(c) (with respect to any of Sections 1104 through 1116, inclusive, and Sections 1201 through 1208, inclusive) shall be deemed not to be an Event of Default on or after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or clause or by reason of reference in any such Section or clause to any other provision herein or in any other document and any such omission shall not be deemed to be an Event of Default, but, the remainder of this Indenture and such Notes shall be unaffected thereby.

              SECTION 1404. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 1402 or
Section 1403 to the Outstanding Notes:

              (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 808 who shall agree to comply with the provisions of this Article Fourteen applicable to such trustee) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders, an amount sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Outstanding Notes through and on the Maturity Date (or Redemption Date, if applicable).

              (b) In the case of an election under Section 1402, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

              (c) In the case of an election under Section 1403, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Outstanding Notes will not recognize gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

              (d) The Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that the Notes, if then listed on any securities exchange, will not be delisted as a result of such deposit.

              (e) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as Bankruptcy Events of Default are concerned, at any time during the period ending on the one hundred twenty-first (121st) day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

              (f) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 809 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer.

              (g) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound.

              (h) The Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with, and that such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an "investment company," as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

              SECTION 1405. Deposited Money to Be Held in Trust; Other Miscellaneous Provisions. (a) All money (or other property as may be provided hereunder) (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively for purposes of this Section 1405 and Section 1406, the "Trustee") pursuant to Section 1404 in respect of Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of all sums due and to become due thereon in respect of principal of and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes, but such money need not be segregated from other funds except to the extent required by law.

              (b) Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, is in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article Fourteen.

              SECTION 1406. Reinstatement. If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1405; provided, that if the Issuer makes any payment of principal of or accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to any Note following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Note to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE FIFTEEN
                          MEETINGS OF HOLDERS OF NOTES

              SECTION 1501. Purposes for Which Holders' Meetings May Be Called. A meeting of Holders may be called at any time and from time to time pursuant to this Article Fifteen for any of the following purposes:

              (a) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default hereunder with respect to the Notes and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article Seven;

              (b) to remove the Trustee  with  respect to the Notes  pursuant to
Section 810;

              (c) to consent to the execution of an indenture or indentures supplemental hereto with respect to the Notes pursuant to Section 1002; or

              (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified amount of the Notes under any other provision of this Indenture or under applicable law.

              SECTION 1502. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to be held at such time and at such place in New York County, New York, for any purpose specified in Section 1501 as the Trustee at the time shall determine. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meetings shall be given by the Trustee, in the manner provided in Section 106, not less than twenty (20) nor more than one hundred twenty (120) days prior to the date fixed for the meeting, to the Holders.

              SECTION 1503. Issuer and Holders May Call Meeting. In case the Issuer, pursuant to a Management Committee's Consent, or the Holders of at least ten percent (10%) of the Outstanding Notes, shall have requested the Trustee to call a meeting of Holders by written request setting forth in general terms the action proposed to be taken at the meeting, and the Trustee shall not have made the mailing of the notice of such meeting within twenty (20) days after receipt of such request, then the Issuer or the Holders in the amount above specified may determine the time and the place in New York County, New York, for such meeting and may call such meeting to take any action authorized in Section 1501 by giving notice thereof as provided in Section 1502.

              SECTION 1504. Persons Entitled to Vote at Meeting. To be entitled to vote at any meeting of Holders, a person shall be (a) a Holder of one or more Notes or (b) a person appointed by an instrument in writing as proxy for a Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

              SECTION 1505. Determination of Voting Rights: Conduct and Adjournment of Meeting. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in said Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Trustee.

              (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders as provided in Section 1503, in which case the Issuer or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote.

              (c) At any meeting, each Holder of a Note or a proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by it. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to Section 1502 or 1503 may be adjourned from time to time to a place, date and time announced at such meeting, and the meeting may be held as so adjourned without further notice.

              (d) At any meeting duly called pursuant to this Article Fifteen, the presence of persons holding or representing Notes in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; provided, that if less than a quorum be present, the persons holding or representing a majority of the Notes represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

              SECTION 1506. Counting Votes and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the serial numbers and principal amounts of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502. The record shall show the serial numbers of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                ARTICLE SIXTEEN
                          COVENANTS OF HOLDERS OF NOTES

              SECTION 1601. Treatment of Notes as Indebtedness for Tax Purposes. Each Holder of a Note by its acceptance of such note covenants and agrees to treat such Note as indebtedness for United States federal income tax purposes.

              IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        Power Contract Financing III, LLC,
                                        as Issuer


                                        By: /s/ ERIC PRYOR
                                           -------------------------------------
                                           Name: Eric Pryor
                                           Title:  Senior Vice President


                                        WILMINGTON TRUST COMPANY,
                                        as Trustee, Accounts Agent,
                                        Paying Agent and Registrar


                                        By: /s/ JAMES J. McGINLEY
                                           -------------------------------------
                                           Name:  James J. McGinley
                                           Title:  Authorized Signer

                                                                       EXHIBIT A
                                   Definitions

              "Accountant" means a Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

              "Accounts" has the meaning specified in Section 501 of this Indenture.

              "Accounts Agent" means the Person named as the "Accounts Agent" in
Section 501 (a) of this Indenture until a successor Accounts Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Accounts Agent" shall mean such successor Accounts Agent.

              "Accreted Value" has the meaning set forth in Section 301(b).

              "Act" when used with respect to any Holder, has the meaning specified in Section 104 of this Indenture.

              "Additional Interest" has the meaning set forth in Section 301(c).

              "Administrative Agent" means, initially, Lord Securities Corporation pursuant to the original Administrative Services Agreement and, thereafter, any other Person that has entered into an Administrative Services Agreement with the Issuer.

              "Administrative Services Agreement" means the Administrative Services Agreement, dated as of the date of this Indenture, between the Administrative Agent and the Issuer as originally executed and as it may from time to time be supplemented, amended or restated pursuant to the applicable provisions thereof, and any replacement agreement substantially in the form of the Administrative Services Agreement between a replacement Administrative Agent and the Issuer and entered into as contemplated by the Consent.

              "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

              "Applicable Permit" means, at any time, any Permit that is necessary to be obtained by or on behalf of the Issuer or PCF for the Issuer or PCF to (a) conduct its business or (b) enter into or perform its obligations or enforce its rights under any agreement to which such Person is a party, in each case in accordance with all applicable legal requirements.

              "Assignment and Security Agreement" means the Assignment and Security Agreement among the Issuer, the Trustee and the Accounts Agent, for the benefit of the Trustee and the Holders, dated as of the date of this Indenture, as originally executed and as it may from time to time be supplemented, amended or restated pursuant to the applicable provisions thereof.

              "Bankruptcy  Event" shall be deemed to occur,  with respect to any
Person, if that Person shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Law, or shall consent to the institution of an involuntary case thereunder against it; or such Person shall file a petition or consent or shall otherwise institute any similar proceeding under the Bankruptcy Law, or shall consent thereto; or such Person shall apply for, or by consent or acquiescence there shall be an appointment of a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other officer with similar powers for itself or any substantial part of its assets; or such Person shall make a general assignment for the benefit of its creditors; or such Person shall admit in writing its inability to pay its debts generally as they become due; or if an involuntary case shall be commenced seeking liquidation or reorganization of such Person under the Bankruptcy Law or any similar proceedings shall be commenced against such Person under the Bankruptcy Law and (a) the petition commencing the involuntary case is not timely controverted, (b) the petition commencing the involuntary case is not dismissed within 60 days of its filing, (c) an interim trustee is appointed to take possession of all or a portion of the property, and/or to operate all or any part of the business of such Person and such appointment is not vacated within 60 days or (d) an order for relief shall have been issued or entered therein; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other officer having similar powers over such Person or all or a part of its property shall have been entered; or any other similar relief shall be granted against such Person under the Bankruptcy Law.

              "Bankruptcy Event of Default" means the events described in clause
(i) of Section 701 of this Indenture.

              "Bankruptcy Law" means Title 11, United States Code, and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors, or any successor statute.

              "Business Day" means, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the same jurisdiction as the Corporate Trust Office of the Trustee or of any relevant Place of Payment or other relevant location are authorized or obligated by law or executive order to close.

              "CES" means Calpine Energy Services, L.P.

              "Clearstream   Luxembourg"  means  Clearstream  Banking,   societe
anonyme.

              "Closing Date" means June 2, 2004, being the date of issuance and delivery of the Initial Notes.

              "Collateral" has the meaning ascribed thereto in the Assignment and Security Agreement.

              "Collections" means all distributions payable to the Issuer from PCF pursuant to the PCF Indenture (other than the PCF Reserve Proceeds) and all earnings on Permitted Investments made with funds in the Accounts.

              "Collections Account" has the meaning set forth in Section 502(a) of this Indenture.

              "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

              "Consent" means the Consent and Agreement, dated as of the date of this Indenture, among the Administrative Agent, the Issuer and the Trustee as it may from time to time be supplemented, amended or restated pursuant to the applicable provisions thereof.

              "Corporate Trust Office" means the corporate trust office of the Trustee, at which, at any particular time, its corporate trust business shall be principally administered, which office on the date of execution of this Indenture is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, except that with respect to presentation of Notes for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

              "Default" means any condition or event that, with the giving of notice or lapse of time or both, would become an Event of Default.

              "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

              "DTC" means The Depository Trust Company, its nominees and successors.

              "DTC  Participants" or "Participants" has the meaning set forth in
Section 306(b) of this Indenture.

              "Euroclear" means the accounts of purchasers at the Euroclear System.

              "Event of Default" has the meaning specified in Section 701 of this Indenture.

              "Federal Bankruptcy Code" means Title 11 of the United States Code or any other Federal Bankruptcy Code hereafter in effect.

              "Fee Agreement" means the Fee Schedule, dated as of the date of this Indenture.

              "Financing Document" means, individually, the Indenture, each Security Document, each Note, the Fee Agreement and any and all purchase agreements, filings and other instruments evidencing, securing or relating in any way to the Collateral or any other Financing Document, as shall from time to time be executed and delivered to the Trustee by or on behalf of the Issuer or any other Person pursuant to or as contemplated by this Indenture; collectively, the "Financing Documents."

              "GAAP" means, as of any date of determination, generally accepted accounting principles then in effect in the United States of America, applied on a consistent basis.

              "Global Note" or "Global Notes" collectively or individually, as the case may be, has the meaning set forth in Section 201(g) of this Indenture.

              "Global Note Holder" has the meaning set forth in Section 306(a) of this Indenture.

              "Governmental Agency" means any public legal entity (including a court of law) or public agency of the United States, whether created by federal, state or local government or any other legal entity now existing or hereafter created, or now or hereafter owned or controlled, directly or indirectly, by any public legal entity or public agency of the United States.

              "Government Approval" means any authorization, approval, consent, waiver, exception, license, filing, registration, ruling, permit, tariff, certification, exemption and other action or requirement by or with any Governmental Agency.

              "Holder" means the Person in whose name a Note is registered in the Security Register.

              "Indebtedness" means with respect to any Person, (a) any liability of such Person (i) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (iii) for the payment of money relating to any obligations under any capital lease of real or personal property which has been recorded as a capitalized lease obligation, (b) all redeemable stock issued by such Person (the amount of Indebtedness represented by any involuntary liquidation preference plus accrued and unpaid dividends), (c) any liability of others described in the preceding clause (a) that the Person has guaranteed or that is otherwise its legal liability; and (d) (without duplication) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a), (b) and (c) above. For purposes of determining any particular amount of Indebtedness under this definition, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

              "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

              "Independent," when used with respect to any specified Person, means a Person who (a) is in fact independent of the Issuer and any other obligor upon the Notes and of any Affiliate of the Issuer or of such other obligor, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in any Affiliate of the Issuer or of such other obligor and (c) is not connected with the Issuer or any such other obligor or any Affiliate of the Issuer or of such other obligor as an officer, member employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

              "Independent   Investment  Banker"  means  Morgan  Stanley  &  Co.
Incorporated, or its successor.

              "Independent Managers" means the Issuer's Class B managers, as provided for in the LLC Agreement.

              "Initial  Notes" means the Notes due 2010 of the Issuer  issued on
the  Closing  Date  for  so  long  as  such  securities   constitute  Restricted
Securities.

              "Issuer" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

              "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its President or a Vice President or the President or Vice President of the Administrative Agent acting on behalf of the Issuer and delivered to the Trustee.

              "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, assignment in trust, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code of any state of the United States or comparable law of any jurisdiction).

              "LLC Agreement" means the limited liability company operating agreement of the Issuer, dated as of May 26, 2004.

              "Lord Engagement Letter" means that certain letter agreement from Lord Securities Corporation to the Issuer, dated as of May 26, 2004.

              "Majority Holders" means Holders of not less than fifty-one percent (51%) of the Outstanding Notes (voting as a single class).

              "Management Committee" means the management committee of the Issuer.

              "Management Committee's Consent" means a copy of a consent certified by a Responsible Officer of the Issuer to have been duly adopted by the Management Committee and to be in full force and effect on the date of such certification, and delivered to the Trustee.

              "Material Adverse Effect" means an event, occurrence or condition which has or could reasonably be expected to have a material adverse effect on
(a) the business, operations, property, condition (financial or otherwise) of the Issuer, (b) the rights or remedies of the Trustee in respect of the Notes or Holders of such Notes under the Financing Documents, (c) the ability of the Issuer or PCF to perform its obligations under the Financing Documents or the Material Agreements to which it is a party or (d) the validity, enforceability or priority of the Liens on the Collateral.

              "Material Agreement" means, individually, the Member Interest Purchase Agreement, the Administrative Services Agreement, the Consent, the PCF LLC Agreement and the LLC Agreement; collectively, the "Material Agreements."

              "Maturity," when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Maturity Date or by declaration of acceleration, notice of redemption or otherwise.

              "Maturity Date" means February 5, 2010.

              "Member" has the meaning set forth in the LLC Agreement.

              "Member Interest Purchase Agreement" means the Member Interest Purchase Agreement, dated as of June 2, 2004, between CES and the Issuer.

              "Moody's" means Moody's Investors Service, Inc.

              "Morgan Stanley & Co. Incorporated" means Morgan Stanley & Co. Incorporated, a Delaware corporation.

              "Non-U.S. Person" means a Person that is not a "U.S. Person" as defined in Regulation S and certified to the Trustee and the Registrar by such Person.

              "Notes" means, collectively, the Initial Notes and the Unrestricted Notes, as amended or supplemented from time to time in accordance with the terms of this Indenture, that are authenticated and delivered pursuant to this Indenture; individually, a "Note,"

              "Notice of an  Actionable  Event" means (a) a  certificate  of any
Holder that an Event of Default has occurred or (b) whether or not any certificate or notice thereof shall have been delivered to the Trustee, a Bankruptcy Event of Default. A Notice of an Actionable Event has been "given"
(i) in the case of a Bankruptcy Event of Default, when such Bankruptcy Event of Default occurs or (ii) in the case of any other Notice of an Actionable Event, when the certificate referred to in clause (a) of the immediately preceding sentence has actually been received by a Responsible Officer of the Trustee. A Notice of an Actionable Event has been "rescinded" when, after a Notice of an Actionable Event (other than in connection with a Bankruptcy Event of Default) has been given, the Majority Holders have subsequently delivered to a Responsible Officer of the Trustee a certificate stating that such Event of Default has been waived or cured or when, after a Bankruptcy Event of Default, such Bankruptcy Event of Default is no longer continuing and a Responsible Officer of the Trustee has received a certificate to this effect from the Majority Holders or the Issuer, provided, that a Notice of an Actionable Event may not be rescinded without the consent of the Holders of all of the Notes unless all payments on account of the principal of and accrued and unpaid
Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to the Notes, other than amounts of principal of and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to any Outstanding Notes that have become due solely by reason of a declared acceleration as provided in Section 702 or interest thereon for any overdue payments of principal of or Additional Interest (and interest on accrued and unpaid Additional Interest), on the Notes, and an additional amount sufficient to reimburse the Holders for the reasonable costs and expenses incurred in connection with the giving and rescinding of any such Notice of an Actionable Event shall have been paid prior to the entry of any judgment in respect of such amounts. A Notice of an Actionable Event is "outstanding" at all times after such Notice of an Actionable Event has been given until such time, if any, as such Notice of an Actionable Event has been rescinded.

              "Officer's   Certificate"  means  a  certificate  that  meets  the
requirements of Section 102 and is signed on behalf of the Issuer by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary of any Vice President of the Issuer.

              "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Administrative Agent, acting on behalf of the Issuer, including an employee of the Issuer or the Administrative Agent, acting on behalf of the Issuer, and who shall be acceptable to the Trustee.

              "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Notes; provided, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (c) Notes, except to the extent provided in Sections 1402 and 1403 of this Indenture, with respect to which the Issuer has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

                  (d) Notes which have been paid pursuant to Section 309 of this Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer;

provided, that for purposes of Section 303 of this Indenture and for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Trust Indenture Act Section 313, the requisite principal amounts of the Outstanding Notes shall be determined based upon the Principal Amount at Maturity, and Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

              "Paying Agent" means the Trustee or any other Person (including the Issuer acting as Paying Agent) authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer.

              "Payment Date" has the meaning set forth in Section 301(c).

              "Payment Month" means a month beginning on the fifth (5th) day of a calendar month and ending on the fourth (4th) day of the next succeeding calendar month.

              "PCF" means Power Contract Financing, L.L.C., a Delaware limited liability company.

              "PCF Financing Documents" has the meaning given in the PCF Indenture.

              "PCF Indenture" means that certain Indenture dated as of June 13, 2003 between PCF and Wilmington Trust Company.

              "PCF LLC Agreement" means the limited liability company operating agreement of PCF, dated as of June 11, 2003.

              "PCF Material Agreements" has the meaning given to "Material Agreements" in the PCF Indenture.

              "PCF Notes" means the 5.200% Senior Secured Notes due 2006 and the 6.256% Senior Secured Notes due 2010 issued pursuant to the PCF Indenture.

              "PCF Reserve Account" means that certain Reserve Account created pursuant to and in accordance with the terms of the PCF Indenture.

              "PCF Reserve Investments Account" means that certain Reserve Investments Account created pursuant to and in accordance with the terms of the PCF Indenture.

              "PCF Reserve Proceeds" means, without duplication, (i) all amounts released from time to time from the PCF Reserve Account or the PCF Reserve Investments Account, plus (ii) from and after the Reserve Investments Release Date, all earnings on amounts in the PCF Reserve Account, in each case regardless of which of PCF's accounts such amounts are actually distributed to the Issuer from; provided, however, that any such amounts applied to costs, expenses and payments of PCF due and payable pursuant to the PCF Indenture at the time such amounts are so released or earned shall be excluded from, and shall not constitute, PCF Reserve Proceeds. In calculating PCF Reserve Proceeds, all funds of PCF not comprising amounts described in clauses (i) and (ii) of the preceding sentence that are then available under the PCF Indenture for payment of costs, expenses and payments of PCF due and payable by PCF pursuant to the

PCF Indenture shall be deemed to have been applied to any such costs, expenses and payments prior to application of amounts described in such clauses (i) and
(ii).

              "PCF Working Capital Account" means that certain Working Capital Account created pursuant to and in accordance with the terms of the PCF Indenture.

              "Permanent  Regulation S Global Note" has the meaning set forth in
Section 201(e) of this Indenture.

              "Permit" means any action, approval, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from a Governmental Agency.

              "Permitted Investments" means the following investments maturing, in each case, not less than one (1) Business Day before the Payment Date next following the date such investment is made; provided, however, that in the case of any investment pursuant to clause (b) of this definition which is made with the Trustee, such investment may mature on such Payment Date:

                  (a) any direct obligations of, or obligations fully and unconditionally guaranteed by, the United States of America, or any agency or instrumentality of the United States of America, the obligations of which are fully and unconditionally backed by the full faith and credit of the United States of America;

                  (b) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company incorporated under the laws of the United
     States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, or incorporated under the laws of any other jurisdiction, so long as at the time of such investment or contractual commitment providing for such investment the unsecured commercial paper or other unsecured short-term debt obligations of such depository institution or trust company have at least the Required Credit Rating from Moody's and Standard & Poor's;

                  (c) repurchase obligations with respect to any security described in clauses (a) or (b) above, in each case entered into with either (i) a depository institution or trust company (acting as principal) which in respect of its short-term unsecured debt has credit ratings of at least the Required Credit Rating from Moody's and Standard & Poor's or (ii) a money market fund maintained by a broker which in respect of its short-term unsecured debt has at least the Required Credit Rating from Moody's and Standard & Poor's;

                  (d) unsecured debt securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have at the time of such investment at least the Required Credit Rating from Moody's and Standard & Poor's;

                  (e) unsecured commercial paper which has at the time of such investment a rating of at least the Required Credit Rating from Moody's and Standard & Poor's; and

                  (f) investments in money market funds or money market mutual funds which have at the time of such investment at least the Required Credit Rating from Moody's and Standard & Poor's (including such funds for which the Trustee or any of its Affiliates is investment manager or advisor and for which the Trustee or any of its Affiliates may receive a fee).

              "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

              "Physical Note" or "Physical Notes" collectively or individually, as the case may be, has the meaning set forth in Section 201(g) of this Indenture.

              "Place of Payment" means, when used with respect to the Notes, the place or places where the principal of and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to the Notes are payable as specified as contemplated by Sections 301(e) and 1102 of this Indenture.

              "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for the purposes of this definition, any Note authenticated and delivered under Section 308 of this Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

              "Principal Amount at Maturity" shall mean the aggregate face principal amount of the Notes at the Maturity Date, which shall be $84,997,000.

              "Private Placement Legend" has the meaning set forth in Section 202(a) of this Indenture.

              "Property" means any asset, revenue or any other property, whether tangible or intangible, real or personal, including, without limitation, any right to receive income.

              "QIB" means a "Qualified Institutional Buyer" under Rule 144A.

              "Redemption Date" when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

              "Redemption Price" means, as of any Redemption Date, the Accreted Value of the Notes on such Redemption Date, during the applicable period indicated in Section 301(b) hereof.

              "Registrar" means the Trustee, until a successor Registrar shall have become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Registrar" shall mean such successor Registrar.

              "Registration Statement" means a registration statement with respect to the Notes meeting the requirements of the Securities Act.

              "Regular Record Date," means, with respect to any Payment Date, any Redemption Date or date of acceleration (as provided in Section 702), the date which is fifteen (15) Business Days immediately preceding such Payment Date, Redemption Date or date of acceleration.

              "Regulation S" means Regulation S under the Securities Act.

              "Regulation S Global Note" has the meaning set forth in Section 201(e) of this Indenture.

              "Regulation S Physical Note" has the meaning set forth in Section 201(f) of this Indenture.

              "Resale Restriction Termination Date" means the date that is two years after the later of the original issue date and the last date on which the Issuer or any Affiliate of the Issuer was the owner of a Note (or any Predecessor Note).

              "Reserve Account" has the meaning specified in Section 503(a) of this Indenture.

              "Reserve Investments Release Date" means the date on which, following the consent of Moody's and Standard & Poor's to the release of funds from the PCF Reserve Investments Account, the trustee under the PCF Indenture releases such funds in accordance therewith.

              "Responsible Officer" means, with respect to any person other than the Trustee or the Issuer, a duly elected or appointed authorized and acting officer, agent or representative of such Person. "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject. "Responsible Officer" when used with respect to the Issuer means, unless the context otherwise requires, the managing member, president, chief executive officer, chief financial officer, vice president, principal accounting officer or treasurer of the Issuer or any of the foregoing officers of the Administrative Agent acting on behalf of the Issuer or other executive officer of the Issuer or the Administrative Agent acting on behalf of the Issuer who in the normal performance of his or her operational duties would have knowledge of the subject matter relating to any certificate, report or notice to be delivered or given under this Indenture or knowledge of any Default or Event of Default thereunder.

              "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

              "Rule 144A" means Rule 144A under the Securities Act.

              "Rule 144A Global Note" has the meaning set forth in Section 201(d) of this Indenture.

              "Rule 144A Information" has the meaning set forth in Section 1110 of this Indenture.

              "Secured Parties" means the Trustee, the Holders and the accounts agent under the Assignment and Security Agreement and each of their respective successor, transferees and assigns.

              "Securities Act" means the Securities Act of 1933, as from time to time amended.

              "Securities Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

              "Security Document" means, individually, the Assignment and Security Agreement, the Consent and all UCC financing statements required by this Indenture in connection with the Collateral; collectively, the "Security Documents."

              "Security Register" has the meaning specified in Section 305(a) of this Indenture.

              "Standard  & Poor's"  means  Standards & Poor's  Rating  Services.

              "Temporary  Regulation S Global Note" has the meaning set forth in
Section 201(e) of this Indenture.

              "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force on the date this Indenture was executed, except as provided in Section 1005 of this Indenture.

              "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

              "Trustee Fees" means the amount of fees, expenses (including reasonable attorneys fees and expenses) and indemnities due to the Trustee, the Accounts Agent, each Paying Agent and the Registrar under this Indenture, the Fee Agreement and the other Financing Documents.

              "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York and any other jurisdiction the laws of which control the creation or perfection of security interests under the Security Documents.

              "United States" or "U.S." means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

              "Unrestricted Notes" means one or more Notes that do not and are not required to bear the restrictive legends set forth in Section 202.

              "U.S. Person" has the meaning ascribed to such term in Regulation S and certified to the Trustee and the Registrar by such Person.

              "U.S. Physical Note" has the meaning set forth in Section 201(f) of this Indenture.

              "Vice President" when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

                                                                       EXHIBIT B
                              Form of Face of Note
                        Power Contract Financing III, LLC
                          Senior Secured Note due 2010

THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT THE CHIEF FINANCIAL OFFICER OF THE ISSUER, AT 50 West San Fernando Street, San Jose, Ca 95113, WHO WILL PROVIDE YOU WITH ANY REQUIRED INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT.

                                                              CUSIP [__________]

No. [__________]__$[________]

              Power Contract Financing III, LLC, a Delaware limited liability company (the "Issuer," which term includes any successor under the Indenture hereinafter referred to and as defined on the reverse hereof), for value received, promises to pay to [_________], or its registered assigns, the outstanding principal sum of [WRITTEN AMOUNT] ($[amount]), at the Maturity Date. Prior to the Maturity Date, the principal amount of this Note will be deemed to be equal to the Holder's pro rata portion of the Accreted Value set forth in Annex A hereto. Except to the extent set forth below, Additional Interest payments will be made to the Holders in semi-annual installments on February 5 and August 5 of each year, commencing on August 5, 2004 and ending on the Maturity Date (or if any such Payment Date is not a Business Day, then the next succeeding Business Day), to the extent sufficient funds are available in the Collections Account on any such Payment Date to make such Additional Interest payments. On any date that Additional Interest is due and payable on a day other than a Payment Date, the accrued and unpaid Additional Interest due with respect to the period immediately preceding such date shall be prorated based on the number of days elapsed since the last Payment Date to such date divided by the number of days elapsed since the last Payment Date to the next Payment Date, based upon a 360-day year of twelve 30-day months.

              Any Additional Interest that is not paid on the applicable Payment Date will be added to the Additional Interest payable on the next Payment Date. Such past due amounts will be payable (to the extent sufficient funds are available in the Collections Account to make such payments) prior to amounts then scheduled to be paid. All accrued Additional Interest that is not paid when due (whether on the applicable Payment Date or following any redemption or acceleration of the Notes) will bear interest (to the extent lawful) at a rate of 11% per annum, computed on the basis of a 360-day year of twelve 30-day months. All principal of the Notes that is not paid when due (whether on the Maturity Date or following any redemption or acceleration of the Notes) will bear interest (to the extent lawful) at a rate of 11% per annum, computed on the basis of a 360-day year of twelve 30-day months.

              The Additional Interest so payable, and that is paid or duly provided for, on any Payment Date, Redemption Date or date of acceleration (as provided in Section 702 of the Indenture) will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date applicable to such Payment Date, Redemption Date or date of acceleration. Principal of the Notes that is payable will be paid to the Person in whose name such Note is registered at the close of business on the Maturity Date, Redemption Date or date of acceleration (as provided in Section 702 of the Indenture), as applicable.

              Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              Terms used but not otherwise defined in this Note shall have the meanings as defined in the Indenture. The provisions of this Note do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Indenture.

              Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

              IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed manually or by facsimile by its duly authorized officers.

                                        POWER CONTRACT FINANCING III, LLC



                                        By
                                           -------------------------------------
                                           Name:
                                           Title: [President/Vice President]



Attest:

By
  ------------------------------------------
    Name:
    Title: [Secretary/Assistant Secretary]

                          CERTIFICATE OF AUTHENTICATION

Dated:
      ------------------------------

              This is one of the Senior Secured Notes due 2010 of the Issuer described in the Indenture.

                                        Wilmington Trust Company,
                                         as Trustee



                                        By
                                           -------------------------------------
                                                   Authorized Signatory

                          Form of Reverse Side of Note
                        Power Contract Financing III, LLC
                          Senior Secured Note due 2010

1. Principal and Interest.

              At the Maturity Date, the principal amount of this Note will equal the principal amount set forth on the face hereof. Prior to the Maturity Date, the principal amount of this Note will be deemed to be equal to the Holder's pro rata portion of the Accreted Value set forth in Annex A hereto. The Issuer will pay any principal due with respect to this Note in the manner set forth below.

              Additional Interest on this Note will be payable semi-annually on each Payment Date, commencing on August 5, 2004, to the Holders on a pro rata basis in the amounts set forth in Annex B hereto, to the extent sufficient funds are available in the Collections Account on such Payment Date to make such Additional Interest payment. Any Additional Interest that is not paid on the applicable Payment Date will be added to the Additional Interest payable on the next Payment Date.

              Any principal or Additional Interest not paid when due will bear interest (to the extent lawful) at a rate of 11% per annum, computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

              (a) Principal of this Note that is payable will be paid to the Person in whose name such Note is registered at the close of business on the Maturity Date, Redemption Date or date of acceleration (as provided in Section 702 of the Indenture), as applicable, upon presentation and surrender of such Note at the office or agency of the Issuer in New York County, New York, maintained for such purpose or such other place as may be designated for such purpose pursuant to the Indenture, provided, that, upon written request from any Holder of Outstanding Notes in the aggregate principal amount of $1,000,000, payments of principal of such Notes shall be made by wire transfer to such Holder.

              (b) Additional Interest (and interest on accrued and unpaid Additional Interest) on this Note which is payable, and that is paid or duly provided for, on any Payment Date, Redemption Date or date of acceleration (as provided in Section 702 of the Indenture) will be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date applicable to such Payment Date, Redemption Date or date of acceleration at the office or agency of the Issuer in New York County, New York, maintained for such purposes pursuant to Section 1107 of the Indenture or, at the option of the Issuer, may be paid by check mailed to the address of the Person entitled thereto pursuant to Section 310 of the Indenture as such address appears in the Security Register; provided, that (i) upon written request from any Holder of Outstanding Notes in the aggregate principal amount of $1,000,000, all payments with respect to the Global Notes and Physical

Notes the Holders of which have given wire transfer instructions to the Trustee by the Regular Record Date shall be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof; and (ii) the final payment of Additional Interest (and interest on accrued and unpaid Additional Interest) with respect to this Note shall only be made upon presentation and surrender of such Note at the office or agency of the Issuer in New York County, New York, maintained for such purposes pursuant to Section 1107 or such other place as may be designated pursuant to the Indenture.

3. Registrar.

              The Trustee will act as the Registrar.

4. Indenture; Limitations.

              The Issuer issued the Notes under an Indenture dated as of June 2, 2004 (the "Indenture"), between the Issuer and the Trustee. The terms of the Notes include those stated in the Indenture and those incorporated into the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

              The aggregate maximum principal amount at maturity of Notes issued on the Closing Date is $84,997,000.

5. Mandatory Redemption.

              The Issuer shall apply (i) PCF Reserve Proceeds deposited in the Redemption Account prior to February 1, 2010 and (ii) amounts transferred from the Collections Account following an optional redemption of the PCF Notes in full to the Redemption Account prior to February 1, 2010, first, to make payments of accrued and unpaid Additional Interest on the Notes to the Redemption Date and second, to redeem the Notes at the Redemption Price. The Redemption Price of the Notes will be equal to the Accreted Value of the Notes on the Redemption Date during the applicable period set forth in Annex A hereto. Any such mandatory redemption shall only be required, and shall only occur, if the amount on deposit in the Redemption Account equals or exceeds the amount of any accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes to the Redemption Date plus the Redemption Price. If the amount available in the Redemption Account for mandatory redemption is less than such amounts, the Issuer shall not redeem the Notes until such date as the amount in the Redemption Account equals or exceeds the amount of any accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes plus the Redemption Price, in each case as of such later Redemption Date.

              Notice of a redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date set forth in such notice to the

Holders at each Holder's address as it appears in the Security Register. On and after the Redemption Date, Additional Interest will cease to accrue on the Notes.

6. Denominations; Transfer; Exchange.

              The Notes are issued only in registered form without coupons and initially only in minimum denominations of $100,000 and any integral multiple of $1,000 above that amount; provided, that initial purchases of the Notes by purchasers who are institutional "accredited investors" who are not Qualified Institutional Buyers shall be in minimum amounts of $250,000; and provided, further that, after initial issuance, Notes may be issued upon exchange or transfer in such amounts as may be necessary to evidence the entire unpaid Principal Amount at Maturity of any Note surrendered or exchanged. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not register the transfer or exchange of any Notes that will be redeemed. Also, it need not register the transfer or exchange of any Notes for a period of 15 days the Notes will be redeemed.

7. Persons Deemed Owners.

              A Holder may be treated as the owner of a Note for all purposes.

8. Treatment of Notes as Indebtedness for Tax Purposes.

              Each Holder of a Note by its acceptance of such Note covenants and agrees to treat such Note as indebtedness for United States federal income tax purposes.

9. Unclaimed Money.

              If money for the payment of principal or Additional Interest (or interest on accrued and unpaid Additional Interest) remains unclaimed for two years after the date that all amounts payable by the Issuer to the Trustee or the Holders under any Financing Document have been finally and irrevocably paid to the Trustee for the benefit of the Holders, the Trustee will pay the money back to the Issuer at its request. After that, the Holders entitled to the money must look solely to the Issuer for payment and all liability of the Trustee will cease with respect to money deposited with the Trustee or held in trust by the Trustee and returned to the Issuer as unclaimed money.

10. Discharge Prior to Redemption or Maturity.

              If the Issuer irrevocably deposits, or causes to be deposited, with the Trustee money sufficient to pay the then outstanding principal of, Additional Interest and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes through and on the Redemption Date or the Maturity Date, as the case may be, the Issuer will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, as provided in the Indenture.

11. Amendment; Supplement; Waiver.

              Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Majority Holders of any Outstanding Notes, and any existing default or compliance with any provision may be waived with the consent of the Majority Holders (other than for a default in the payment of the principal of or accrued and unpaid Additional Interest (or interest on accrued and unpaid Additional Interest) with respect to any Note or in respect of a covenant or provision of the Indenture that cannot be modified or amended without the unanimous affirmative vote of all Holders) of the Outstanding Notes. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency; provided, that such cure shall not materially adversely affect the interests of the Holders.

12. Restrictive Covenants.

              The Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i) Indebtedness of the Issuer; (ii) restricted payments; (iii) transactions with Affiliates; (iv) fundamental change; and (v) compliance with Material Agreements.

13. Successor Persons.

              When  a  successor   person  or  other  entity   assumes  all  the
obligations  of  its  predecessor  under  the  Notes  and  the  Indenture,   the
predecessor person will be released from those obligations.

14. Remedies for Events of Default.

              If an Event of Default (other than a Bankruptcy Event of Default) occurs and is continuing, then and in every such case the Trustee, upon the direction of Holders of no less than 25% principal amount of the Outstanding Notes (for an Event of Default with respect to a default in the payment of principal or Additional Interest) or the Majority Holders of the Outstanding Notes (for any other Event of Default other than a Bankruptcy Event of Default), shall declare the principal amount of all the Notes as of such date to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee, if given by the Holders), and upon receipt of such notice the then applicable principal amount of the Notes (as provided in Section 301(b) of the Indenture) and any accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest), and all other unpaid fees, costs, charges and other amounts due under the Notes, shall become immediately due and payable.

              If a Bankruptcy Event of Default occurs, the then applicable principal amount of the Notes (as provided for in Section 301(b) of the Indenture) and accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) and other amounts payable under the Outstanding Notes, shall become immediately due and payable. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, the Majority Holders may direct the Trustee in its exercise of any trust or power.

15. Trustee Dealings with Issuer.

              The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Issuer and its Affiliates as if it were not the Trustee; provided, that no conflicting interest results.

16. No Recourse.

              No recourse under or upon any obligation, covenant or agreement contained in this Note, the Indenture or any Security Document, or because of any indebtedness evidenced thereby, shall be had against any incorporator, past, present or future, member, manager, officer or director, as such, of the Issuer or the Issuer's members, or of any successor, either directly or through the Issuer or the Issuer's members, as the case may be, or any successor, under any rule of law, statute, or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders and as part of the consideration for the issuance of the Notes. Nothing contained herein shall, however, limit the liability of any Person for any fraud, gross negligence or willful misconduct on their part. The obligations to pay the principal of and all accrued and unpaid Additional Interest (and interest on accrued and unpaid Additional Interest) on the Notes are solely the Issuer's obligations and any recourse against the Issuer for failure to satisfy its obligations under the Notes is limited to the Collateral.

17. Authentication.

              This Note shall not be valid until the Trustee manually signs the certificate of authentication on the other side of this Note.

18. Governing Law.

              The Indenture and this Note shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to agreements negotiated and concluded by residents of, and to be performed in, the State of New York.

              The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Power Contract Financing III, LLC, 50 West San Fernando Street, San Jose, California 95113,
Attention: President.

                                                                      ANNEX A to
                                                                            Note


                        ACCRETED VALUE SCHEDULE FOR NOTE

              For the period
              --------------
                                                             Aggregate Accreted
              Commencing on:            Through:             Value of the Notes:
              --------------            -------
              Date of offering          August 5, 2004          $63,976,859
              August 6, 2004            February 5, 2005        $65,271,638
              February 6, 2005          August 5, 2005          $66,894,693
              August 6, 2005            February 5, 2006        $68,291,596
              February 6, 2006          August 5, 2006          $70,020,349
              August 6, 2006            February 5, 2007        $71,526,650
              February 6, 2007          August 5, 2007          $73,740,666
              August 6, 2007            February 5, 2008        $75,755,380
              February 6, 2008          August 5, 2008          $78,114,324
              August 6, 2008            February 5, 2009        $80,282,117
              February 6, 2009          August 5, 2009          $82,669,289
              August 6, 2009            February 5, 2010        $84,997,000

                                                                      Annex B to
                                                                            Note

                  ADDITIONAL INTEREST PAYMENT SCHEDULE FOR NOTE


                                                     Additional Interest
              Payment Date                           Payable Amount
              ------------                           --------------
              August 5, 2004   ............             $929,064
              February 5, 2005 ............             $944,411
              August 5, 2005   ............             $661,453
              February 5, 2006 ............             $944,411
              August 5, 2006   ............             $661,453
              February 5, 2007 ............             $944,411
              August  5, 2007  ............             $289,417
              February 5, 2008 ............             $566,209
              August 5, 2008   ............             $292,494
              February 5, 2009 ............             $566,209
              August 5, 2009   ............             $422,702
              February 5, 2010 ............             $565,714

                             Form of Transfer Notice

(To be executed by the registered Holder if such Holder desires to transfer this Note)

To       [__________]
         [----------]
         Attention: [__________]

              FOR VALUE RECEIVED the undersigned registered Holder hereby sells, assigns and transfers unto:

Name of Assignee:
                 ---------------------------

Taxpayer Identification Number of Assignee:

(Please print or typewrite name and address including zip code of assignee)

[----------]
[----------]
[----------]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

[__________] attorney to transfer such Note on the books of the Issuer with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES EXCEPT PERMANENT REGULATION S PHYSICAL NOTES]

              In connection with any transfer of this Note occurring prior to the date which is the earlier of the date of an effective Registration Statement or [__________] the undersigned confirms that without utilizing any general solicitation or general advertising that:

                          [Check One]

                          [ ](a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                          or

                          [ ](b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the

Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Dated:
      ------------------------------

                                        By
                                          --------------------------------------
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          within-mentioned instrument in every
                                          particular, without alteration or any
                                          change whatsoever.


Signature Guarantee:



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.


              The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

                                        By
                                          --------------------------------------
                                          NOTICE: To be executed by
                                          an executive officer

                                                                       EXHIBIT C

              Form of Certificate to Be Delivered upon Termination of Distribution Compliance Period on or after July 13, 2004

                                     [date]

Power Contract Financing III, LLC
50 West San Fernando Street
San Jose, California 95113
Attn: Secretary

Wilmington Trust Company, as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn: Corporate Trust Office

       Re: Power Contract Financing III, LLC (the "Issuer") Senior Secured Notes due 2010 (the "Notes")

Ladies and Gentlemen:

              This letter relates to U.S.$ 84,997,000 aggregate principal amount of Notes represented by the Regulation S Global Note (as defined in the Indenture) which bears a legend outlining restrictions upon transfer of such Regulation S Global Note. Pursuant to Section 201 of the Indenture (the "Indenture"), dated as of June 2, 2004, relating to the Notes, we hereby certify that we are (or we will hold such Notes on behalf of) a person who is not a U.S. person, as defined in Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act") or who is a U.S. person who purchased such interests pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount at maturity of Notes, all in the manner provided by the Indenture.

              You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Name of Holder]


                                        By
                                          --------------------------------------
                                                    Authorized Signature

                                                                       EXHIBIT D

                       Form of Certificate to Be Delivered
                     in Connection with Transfers to Non-QIB
                       Institutional Accredited Investors

                                     [date]

Wilmington Trust Company, as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn: Corporate Trust Office

Power Contract Financing III, LLC
50 West San Fernando Street
San Jose, California 95113
Attn: Secretary

       Re: Power Contract Financing III, LLC (the "Issuer") Senior Secured Notes due 2010 (the "Notes")

Ladies and Gentlemen:

              In connection with our proposed purchase of $84,997,000 aggregate principal amount of the Notes:

              1. We understand that the Notes have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Notes, or any predecessor thereto (the "Resale Restriction Termination Date") only (a) to the Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to Non-U.S. Persons (as defined in the Indenture pursuant to which the Notes were issued) that occur outside the United States within the meaning of Regulations S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph
(a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Notes for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) or Rule 501 under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clauses (d), (e) and (t) above to require the delivery of an Opinion of Counsel (as defined in the Indenture pursuant to which the Notes were issued) certifications and/or other information satisfactory to the Issuer and the Trustee.

              2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

              3. We are acquiring the Notes purchased by us for our own account, or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter.

              4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [Insert Name of Transferor]



                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

Dated:
      ------------------------

              Upon transfer, the Notes should be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

                                                                       EXHIBIT E

                      Forth of Certificate to Be Delivered
              in Connection with Transfers Pursuant to Regulation S

                                     [date]

Power Contract Financing III, LLC
50 West San Fernando Street
San Jose, California 95113

Wilmington Trust Company, as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn: Corporate Trust Office

       Re: Power Contract Financing III, LLC (the "Issuer") Senior Secured Notes due 2010 (the "Notes")

Ladies and Gentlemen:

              In connection with our proposed sale of $84,997,000 aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

              (1) the offer of the Notes was not made to a person in the United States and the proposed transferee is a Non-U.S. Person (as defined in the Indenture pursuant to which the Notes were issued);

              (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

              (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

              (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

              In addition, if the sale is made during a distribution compliance period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

              You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Insert Name of Transferor]



                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

Dated:
      ------------------------

                                                                       EXHIBIT F

                 Form of Issuer Order and Officer's Certificate
                                       of
                        Power Contract Financing III, LLC


Wilmington Trust Company
as Trustee under the Indenture,
dated as of June 2, 2004,
between Wilmington Trust Company and
Power Contract Financing III, LLC
Attention: Corporate Trust Department

       Re:    Delivery to Trustee of $84,997,000 Power Contract
              Financing III, LLC Senior Secured Notes due 2010

Ladies and Gentlemen:

              The undersigned, Power Contract Financing III, LLC (the "Issuer"), hereby delivers to you, in your capacity as Trustee under the above-referenced Indenture (the "Indenture"), $84,997,000 in aggregate principal amount of the Issuer's Senior Secured Notes due 2010 (the "Notes"). This Issuer Order and Officer's Certificate (this "Issuer Order") is delivered pursuant to Section 303(c) of the Indenture and terms used and not otherwise defined herein have the respective meanings assigned to such terms in the Indenture. The Notes delivered with this Issuer Order are [Initial Notes/Unrestricted Notes], are to be issued as [Physical Notes/Global Notes] in accordance with the terms of the Indenture and are to be authenticated as of the date of this Issuer Order. The Issuer hereby directs that you authenticate the Notes and, if applicable, deliver each of such Notes to the respective Holder thereof or to special New York counsel for such Holder, acting on such Holder's behalf, in accordance with Section 303(c) of the Indenture.

              The Issuer hereby certifies that the Notes delivered with this Issuer Order have been duly executed by the Issuer and that all conditions precedent to the issuance of the Notes contained in the Indenture have been fully complied with.

                                        Very truly yours,

                                        POWER CONTRACT FINANCING III, LLC




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: [President/Vice President]
                                           Dated:
                                                 -------------------------------


                                      F-1